                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                of WT Mutual Fund

                                 Investor Shares

                       PROSPECTUS DATED DECEMBER 14, 2005

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

      -     are not bank deposits

      - are not obligations of or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

      -     are not federally insured

      - are not obligations of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

      -     are not guaranteed to achieve their goal(s)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

INTRODUCTION....................................................................................     1

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.............................................     2

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND.....................................................     5

                  Investment Objective..........................................................     5
                  Principal Investment Strategies and Asset Allocation..........................     5
                  Principal Risks...............................................................     5
                  Past Performance..............................................................     5
                  Fees and Expenses.............................................................     6
                  Expense Example...............................................................     7

WILMINGTON MODERATE ASSET ALLOCATION FUND......................................................      8

                  Investment Objective.........................................................      8
                  Principal Investment Strategies and Asset Allocation.........................      8
                  Principal Risks..............................................................      8
                  Past Performance.............................................................      8
                  Fees and Expenses............................................................      9
                  Expense Example..............................................................     10

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND..................................................     11

                  Investment Objective.........................................................     11
                  Principal Investment Strategies and Asset Allocation.........................     11
                  Principal Risks..............................................................     11
                  Past Performance.............................................................     11
                  Fees and Expenses............................................................     12
                  Expense Example..............................................................     13

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS........................................     14

                  Investment Strategies of the Underlying Funds................................     14
                  Additional Underlying Funds..................................................     15
                  Principal Investment Risks of the Underlying Funds...........................     15

MANAGEMENT OF THE FUNDS........................................................................     20

                  Investment Adviser...........................................................     20
                  Fund Managers................................................................     20
                  Service Providers............................................................     22

SHAREHOLDER INFORMATION........................................................................     23

                  Pricing of Shares............................................................     23
                  Purchase of Shares...........................................................     23
                  Redemption of Shares.........................................................     25
                  Exchange of Shares...........................................................     27
                  Distributions................................................................     29
                  Taxes........................................................................     29

DISTRIBUTION ARRANGEMENTS......................................................................     30

                  Rule 12b-1 Distribution Fees.................................................     30
                  Sub-Transfer Agency Fees.....................................................     30
                  Additional Payments..........................................................     30
                  Share Classes................................................................     31

GLOSSARY.......................................................................................     32

FOR MORE INFORMATION...........................................................................     34

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 26 different series (the "Wilmington Funds").

Each Fund is advised by Rodney Square Management Corporation (the "Adviser" or "RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington Short-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").

----------
      (1) Initially, the Funds will invest solely in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC. If such rule becomes available to the Funds or if the Funds receive an exemptive order from the SEC, RSMC may invest in underlying funds that are not managed by RSMC. It is anticipated that underlying funds managed by RSMC will at all times represent a significant portion of a Fund's investments.

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

PRINCIPAL INVESTMENT STRATEGIES. The Adviser uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes -- Equity, Fixed Income and "Real Return" assets. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                                AGGRESSIVE ASSET                 MODERATE ASSET                CONSERVATIVE ASSET
                                 ALLOCATION FUND                ALLOCATION FUND                  ALLOCATION FUND
                                ----------------                ---------------                -------------------
Risk Profile                    Aggressive/Growth           Moderate/Growth & Income           Conservative/Income
------------                    -----------------           ------------------------           -------------------
U.S. Equity                         25% - 65%                      15% - 55%                        10% - 40%
International Equity                15% - 55%                      10% - 50%                         5% - 30%
Fixed Income                         0% - 20%                      10% - 40%                        40% - 80%
Real Return Assets*                  5% - 25%                       5% - 25%                         5% - 20%

----------
* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities.

The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Risks of the Underlying Funds" beginning on page 15 for a description of the principal risks associated with the Underlying Funds.

The Adviser monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. The Adviser may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. The Adviser may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

      - ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that the Adviser's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be incorrect based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

      - CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

      - "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which a Fund invests, in addition to a Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

      - INVESTMENT IN AFFILIATED UNDERLYING FUNDS. The Adviser has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, the Adviser is required to act in each Fund's best interest when selecting Underlying Funds.

      - NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

            It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

      - NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

MORE INFORMATION. The next section of this Prospectus gives you more detailed information about the investment objective, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a long-term time horizon (10 to 15 years or longer) who want an aggressive asset allocation approach to investing.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION

The Fund seeks to achieve its investment objective by normally investing approximately 100% (within a range of 80%-100%) of its assets in Underlying Equity Funds and approximately 0% (within a range of 0%-20%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" beginning on page 1 for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-     Market Risk

-     Growth Investing Risk

-     Value Investing Risk

-     Small/Mid Cap Risk

-     Foreign Company Risk

-     Real Estate Securities Risk

-     Credit Risk

-     Interest Rate Risk

-     Prepayment Risk

-     Government Obligations Risk

-     High Yield Bond Risk

-     Preferred Stock Risk

-     Liquidity Risk

Please see "Investment Strategies and Risks of the Underlying Funds" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

                                                AGGRESSIVE ASSET ALLOCATION FUND

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                             Investor
                                                                                              Shares
                                                                                             --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends (and other distributions)                 None
Redemption fee (a)                                                                             1.00%
Exchange fee (a)                                                                               1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                        Investor
                                                                                         Shares
                                                                                        ---------
Management fees                                                                          None
Distribution (Rule 12b-1) fees                                                           0.25%
Other expenses (1)                                                                       1.63%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.88%
Waivers/Reimbursements (2), (3)                                                         (1.03)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                                              0.85%

----------
1 The Fund was not operating as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and Underlying Funds in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.61% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its expected allocations, is 1.13%.

2 The Adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

                                                AGGRESSIVE ASSET ALLOCATION FUND

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - the Fund's assets are invested in accordance within its asset allocation ranges;

      - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              Investor
                                               Shares
                                              --------
1 Year                                          $201
3 Years                                         $621

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-75%) of its assets in Underlying Equity Funds and approximately 40% (within a range of 25%-50%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" beginning on page 1 for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-  Market Risk

-  Growth Investing Risk

-  Value Investing Risk

-  Small/Mid Cap Risk

-  Foreign Company Risk

-  Real Estate Securities Risk

-  Credit Risk

-  Interest Rate Risk

-  Prepayment Risk

-  Government Obligations Risk

-  High Yield Bond Risk

-  Preferred Stock Risk

-  Liquidity Risk

Please see "Investment Strategies and Risks of the Underlying Funds" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

                                                  MODERATE ASSET ALLOCATION FUND

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                 Investor
                                                                                                  Shares
                                                                                                 --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)              None
Maximum deferred sales charge                                                                     None
Maximum sales charge imposed on reinvested dividends (and other distributions)                    None
Redemption fee (a)                                                                                1.00%
Exchange fee (a)                                                                                  1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                        Investor
                                                                                         Shares
                                                                                        --------
Management fees                                                                          None
Distribution (Rule 12b-1) fees                                                           0.25%
Other expenses (1)                                                                       1.63%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.88%
Waivers/Reimbursements (2), (3)                                                         (1.03)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                                              0.85%

1 The Fund was not operating as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and Underlying Funds in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.61% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its expected allocations, is 1.04%.

2 The Adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

                                                  MODERATE ASSET ALLOCATION FUND

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - the Fund's assets are invested in accordance with its asset allocation ranges;

      - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              Investor
                                               Shares
                                              --------
1 Year                                          $192
3 Years                                         $594

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" beginning on Page 1 for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-  Credit Risk

-  Interest Rate Risk

-  Prepayment Risk

-  Government Obligations Risk

-  High Yield Bond Risk

-  Preferred Stock Risk

-  Liquidity Risk

-  Market Risk

-  Growth Investing Risk

-  Value Investing Risk

-  Small/Mid Cap Risk

-  Foreign Company Risk

-  Real Estate Securities Risk

Please see "Investment Strategies and Risks of the Underlying Funds" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

                                              CONSERVATIVE ASSET ALLOCATION FUND

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                Investor
                                                                                                 Shares
                                                                                                --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)             None
Maximum deferred sales charge                                                                    None
Maximum sales charge imposed on reinvested dividends (and other distributions)                   None
Redemption fee (a)                                                                               1.00%
Exchange fee (a)                                                                                 1.00%

----------
(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                        Investor
                                                                                         Shares
                                                                                        ---------
Management fees                                                                          None
Distribution (Rule 12b-1) fees                                                           0.25%
Other expenses (1)                                                                       1.63%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.88%
Waivers/Reimbursements (2), (3)                                                         (1.03)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                                              0.85%

----------
1 The Fund was not operating as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and Underlying Funds in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.61% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its expected allocations, is 0.86%.

2 The Adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

                                              CONSERVATIVE ASSET ALLOCATION FUND

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - the Fund's assets are invested in accordance with its asset allocation ranges;

      - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              Investor
                                               Shares
                                              --------
1 Year                                          $174
3 Years                                         $539

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                            INVESTMENT STRATEGIES AND
                          RISKS OF THE UNDERLYING FUNDS

Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI").

INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS

The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge by calling the transfer agent toll-free at (800) 336-9970.

     UNDERLYING EQUITY FUNDS                       INVESTMENT OBJECTIVE               PRIMARY INVESTMENTS
     -----------------------                       --------------------               -------------------
Wilmington Multi-Manager International        long-term capital appreciation            foreign stocks
Wilmington Multi-Manager Large-Cap            long-term capital appreciation            large cap stocks
Wilmington Multi-Manager Mid-Cap              long-term capital appreciation            mid cap stocks
Wilmington Multi-Manager Small-Cap            long-term capital appreciation            small-cap stocks

    UNDERLYING FIXED INCOME FUNDS                     INVESTMENT OBJECTIVE                 PRIMARY INVESTMENTS
    -----------------------------                     --------------------                 -------------------
Wilmington Broad Market Bond                  high total return/high current income       investment grade bonds
Wilmington Short/Intermediate-Term Bond       high total return/high current income       investment grade bonds
Wilmington Short-Term Bond                    capital preservation and current income     investment grade bonds

   UNDERLYING REAL ESTATE FUND                      INVESTMENT OBJECTIVE                 PRIMARY INVESTMENTS
   ---------------------------                      --------------------                 -------------------
Wilmington Multi-Manager Real Estate          long-term capital appreciation and         REITs and real estate
Securities                                    high current income                        related securities

 UNDERLYING MONEY MARKET FUND                     INVESTMENT OBJECTIVE                     PRIMARY INVESTMENTS
 ----------------------------                     --------------------                     -------------------
Wilmington Prime Money Market                 capital preservation, liquidity and        money market instruments
                                              current income

In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the following section, "Principal Investment Risks of the Underlying Funds," the SAI and the Underlying Fund prospectuses.

For cash management purposes, the Underlying Funds may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge by calling the transfer agent toll-free at (800-336-9970). The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the SAI.

      - CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of an Underlying Fund.

      - DERIVATIVES RISK: Some Underlying Funds' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments and each type of derivative may pose its own special risks.

      - FOREIGN COMPANY RISK. Investments in foreign companies involve risks relating to political, economic, regulatory or social instability, military action or unrest or diplomatic developments and may be affected by actions of foreign governments adverse to the interests of U.S. investors.

      - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      - HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

      - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

      - IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

      - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

      - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

      - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      - PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

            There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

      - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

      - REAL ESTATE SECURITIES RISK: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

            In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of the expenses in addition to those expenses of such Underlying Fund.

            In addition, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the price of the shares than is the case with larger company shares.

      - SMALL CAP/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small cap and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

      - VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

      - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

As of September 30, 2005, RSMC had $4.6 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

FUND MANAGERS

The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

DORSEY D. FARR, PH.D., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Fund Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

The Funds' SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Funds.

                                SERVICE PROVIDERS

  The chart below provides information on the Funds' primary service providers.

Asset
Management
              INVESTMENT ADVISER

        Rodney Square Management Corp.
           1100 North Market Street
             Wilmington, DE 19890

Manages each Fund's investment activities.

Shareholder
Services
              TRANSFER AGENT

                 PFPC Inc.
              760 Moore Road
         King of Prussia, PA 19406

Handles certain shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

                         WT MUTUAL FUND

           WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
            WILMINGTON MODERATE ASSET ALLOCATION FUND
          WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

Fund
Operations

            ADMINISTRATOR AND
            ACCOUNTING AGENT

                PFPC Inc.
          301 Bellevue Parkway
          Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and distributions.

Fund Asset
Safe Keeping
                  CUSTODIAN

          Wilmington Trust Company
           1100 North Market Street
             Wilmington, DE 19890

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's NAV per share.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

Investor Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Investor Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RMSC, the

Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

   Regular mail:                            Overnight mail:

   Wilmington Asset Allocation Funds        Wilmington Asset Allocation Funds
   c/o PFPC Inc.                            c/o PFPC Inc.
   P.O. Box 9828                            101 Sabin Street
   Providence, RI 02940                     Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Fund's SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds shares held by long-term investors. Short-term trading in such small-cap Underlying Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Funds, the Underlying Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds, the Underlying Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds, the Underlying Funds or their agents regarding underlying beneficial owners of each of their shares.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

    Regular mail:                           Overnight mail:

    Wilmington Asset Allocation Funds       Wilmington Asset Allocation Funds
    c/o PFPC Inc.                           c/o PFPC Inc.
    P.O. Box 9828                           101 Sabin Street
    Providence, RI 02940                    Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS:

If the value of your investment in a Fund falls below the $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Investor Shares in a Fund for Investor Shares of the following Wilmington Funds:

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund

Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short / Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Growth Fund
Wilmington Large-Cap Value Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Estate Securities Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for Investor Shares.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

To obtain prospectuses for Investor Shares of the other Wilmington Funds free of charge, call (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

A Fund's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

RULE 12b-1 DISTRIBUTION PLAN

The Investor Shares of the Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of Investor Shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of each Fund's average daily net assets of its Investor Shares is 0.25%.

SUB-TRANSFER AGENCY FEES

The Board of Trustees has authorized the Funds to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of the Funds. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses;
(c) establishing and maintaining shareholders accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. The Adviser may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with a Fund ("Intermediaries").

ADDITIONAL PAYMENTS

The Adviser and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares or shareholder service. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares or the maintenance of share balances. In addition, the Adviser or its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser and its affiliates may be: (A) a fixed dollar amount; (B) based on the number of customer accounts maintained by an Intermediary; (C) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (D) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES

The Funds issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REIT:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE STOCKS:

Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

        WT Mutual Fund
        c/o PFPC Inc.
        101 Sabin Street
        Pawtucket, RI 02860-1427
        (800) 336-9970
        9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                of WT Mutual Fund

                              Institutional Shares

                       PROSPECTUS DATED DECEMBER 14, 2005

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

            -     are not bank deposits

            - are not obligations of or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            -     are not guaranteed to achieve their goal(s)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

INTRODUCTION.........................................................................  1

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS..................................  2

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND..........................................  5

       Investment Objective..........................................................  5
       Principal Investment Strategies and Asset Allocation..........................  5
       Principal Risks...............................................................  5
       Past Performance..............................................................  5
       Fees and Expenses.............................................................  6
       Expense Example...............................................................  7

WILMINGTON MODERATE ASSET ALLOCATION FUND............................................  8

       Investment Objective..........................................................  8
       Principal Investment Strategies and Asset Allocation..........................  8
       Principal Risks...............................................................  8
       Past Performance..............................................................  8
       Fees and Expenses.............................................................  9
       Expense Example..............................................................  10

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND.......................................  11

       Investment Objective.........................................................  11
       Principal Investment Strategies and Asset Allocation.........................  11
       Principal Risks..............................................................  11
       Past Performance.............................................................  11
       Fees and Expenses............................................................  12
       Expense Example..............................................................  13

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS.............................  14

       Investment Strategies of the Underlying Funds................................  14
       Additional Underlying Funds..................................................  15
       Principal Investment Risks of the Underlying Funds...........................  15

MANAGEMENT OF THE FUNDS.............................................................  20

       Investment Adviser...........................................................  20
       Fund Managers................................................................  20
       Service Providers............................................................  22

SHAREHOLDER INFORMATION.............................................................  23

       Pricing of Shares............................................................  23
       Purchase of Shares...........................................................  23
       Redemption of Shares.........................................................  25
       Exchange of Shares...........................................................  27
       Distributions................................................................  28
       Taxes........................................................................  29

DISTRIBUTION ARRANGEMENTS...........................................................  30

       Share Classes................................................................  30

GLOSSARY............................................................................  31

FOR MORE INFORMATION................................................................  33

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 26 different series (the "Wilmington Funds").

Each Fund is advised by Rodney Square Management Corporation (the "Adviser" or "RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington Short-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").

----------
      (1) Initially, the Funds will invest solely in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC. If such rule becomes available to the Funds or if the Funds receive an exemptive order from the SEC, RSMC may invest in underlying funds that are not managed by RSMC. It is anticipated that underlying funds managed by RSMC will at all times represent a significant portion of a Fund's investments.

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

PRINCIPAL INVESTMENT STRATEGIES. The Adviser uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes -- Equity, Fixed Income and "Real Return" assets. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                       AGGRESSIVE ASSET         MODERATE ASSET        CONSERVATIVE ASSET
                        ALLOCATION FUND        ALLOCATION FUND          ALLOCATION FUND
                       -----------------   ------------------------   -------------------
Risk Profile           Aggressive/Growth   Moderate/Growth & Income   Conservative/Income
--------------------   -----------------   ------------------------   -------------------
U.S. Equity                25% - 65%              15% - 55%                10% - 40%
International Equity       15% - 55%              10% - 50%                 5% - 30%
Fixed Income                0% - 20%              10% - 40%                40% - 80%
Real Return Assets*         5% - 25%               5% - 25%                 5% - 20%

----------
* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities.

The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

The Adviser monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. The Adviser may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. The Adviser may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

            - ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that the Adviser's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

            - CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

            - "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which a Fund invests, in addition to a Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

            - INVESTMENT IN AFFILIATED UNDERLYING FUNDS. The Adviser has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, the Adviser is required to act in each Fund's best interest when selecting Underlying Funds.

            - NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                  It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

            - NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

MORE INFORMATION. The next section of this Prospectus gives you more detailed information about the investment objective, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a long-term time horizon (10 to 15 years or longer) who want an aggressive asset allocation approach to investing.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION

The Fund seeks to achieve its investment objective by normally investing approximately 100% (within a range of 80%-100%) of its assets in Underlying Equity Funds and approximately 0% (within a range of 0%-20%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" beginning on page 1 for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-     Market Risk

-     Growth Investing Risk

-     Value Investing Risk

-     Small/Mid Cap Risk

-     Foreign Company Risk

-     Real Estate Securities Risk

-     Credit Risk

-     Interest Rate Risk

-     Prepayment Risk

-     Government Obligations Risk

-     High Yield Bond Risk

-     Preferred Stock Risk

-     Liquidity Risk

Please see "Investment Strategies and Risks of the Underlying Funds" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

                                                AGGRESSIVE ASSET ALLOCATION FUND

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                         Institutional
                                                                                             Shares
                                                                                         -------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)         None
Maximum deferred sales charge                                                                None
Maximum sales charge imposed on reinvested dividends (and other distributions)               None
Redemption fee (a)                                                                           1.00%
Exchange fee (a)                                                                             1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                       Institutional
                                                                           Shares
                                                                       -------------
Management fees                                                             None
Distribution (Rule 12b-1) fees                                              None
Other expenses (1)                                                          1.53%
TOTAL ANNUAL FUND OPERATING EXPENSES                                        1.53%
Waivers/Reimbursements (2), (3)                                            (1.03)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                                 0.50%

----------
1 The Fund was not operating as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and Underlying Funds in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.61% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its expected allocations, is 1.13%.

2 The Adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

                                                AGGRESSIVE ASSET ALLOCATION FUND

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's assets are invested in accordance within its asset allocation ranges;

            - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                           Institutional
                                               Shares
                                           -------------
1 Year                                          $166
3 Years                                         $514

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-75%) of its assets in Underlying Equity Funds and approximately 40% (within a range of 25%-50%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" beginning on page 1 for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-     Market Risk

-     Growth Investing Risk

-     Value Investing Risk

-     Small/Mid Cap Risk

-     Foreign Company Risk

-     Real Estate Securities Risk

-     Credit Risk

-     Interest Rate Risk

-     Prepayment Risk

-     Government Obligations Risk

-     High Yield Bond Risk

-     Preferred Stock Risk

-     Liquidity Risk

Please see "Investment Strategies and Risks of the Underlying Funds" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

                                                  MODERATE ASSET ALLOCATION FUND

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                               Institutional
                                                                                                  Shares
                                                                                               -------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)              None
Maximum deferred sales charge                                                                     None
Maximum sales charge imposed on reinvested dividends (and other distributions)                    None
Redemption fee (a)                                                                                1.00%
Exchange fee (a)                                                                                  1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                          Institutional
                                                              Shares
                                                          -------------
Management fees                                               None
Distribution (Rule 12b-1) fees                                None
Other expenses (1)                                            1.53%
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.53%
Waivers/Reimbursements (2), (3)                              (1.03)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                   0.50%

1 The Fund was not operating as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and Underlying Funds in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.61% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its expected allocations, is 1.04%.

2 The Adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

                                                  MODERATE ASSET ALLOCATION FUND

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's assets are invested in accordance with its asset allocation ranges;

            - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                           Institutional
                                               Shares
                                           -------------
1 Year                                          $157
3 Years                                         $492

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" beginning on Page 1 for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-     Credit Risk

-     Interest Rate Risk

-     Prepayment Risk

-     Government Obligations Risk

-     High Yield Bond Risk

-     Preferred Stock Risk

-     Liquidity Risk

-     Market Risk

-     Growth Investing Risk

-     Value Investing Risk

-     Small/Mid Cap Risk

-     Foreign Company Risk

-     Real Estate Securities Risk

Please see "Investment Strategies and Risks of the Underlying Funds" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

                                              CONSERVATIVE ASSET ALLOCATION FUND

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional
                                                                                               Shares
                                                                                           -------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends (and other distributions)                 None
Redemption fee (a)                                                                             1.00%
Exchange fee (a)                                                                               1.00%

----------
(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                          Institutional
                                                              Shares
                                                          -------------
Management fees                                               None
Distribution (Rule 12b-1) fees                                None
Other expenses (1)                                            1.53%
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.53%
Waivers/Reimbursements (2), (3)                              (1.03)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                   0.50%

----------
1 The Fund was not operating as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and Underlying Funds in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.61% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its expected allocations, is 0.86%.

2 The Adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

                                              CONSERVATIVE ASSET ALLOCATION FUND

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's assets are invested in accordance with its asset allocation ranges;

            - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                           Institutional
                                               Shares
                                           -------------
1 Year                                          $138
3 Years                                         $431

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                            INVESTMENT STRATEGIES AND
                          RISKS OF THE UNDERLYING FUNDS

Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI").

INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS

The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge by calling the transfer agent toll-free at (800) 336-9970.

     UNDERLYING FIXED INCOME FUNDS             INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
     -----------------------------             --------------------                  -------------------
Wilmington Multi-Manager International      long-term capital appreciation          foreign stocks
Wilmington Multi-Manager Large-Cap          long-term capital appreciation          large cap stocks
Wilmington Multi-Manager Mid-Cap            long-term capital appreciation          mid cap stocks
Wilmington Multi-Manager Small-Cap          long-term capital appreciation          small-cap stocks

     UNDERLYING FIXED INCOME FUNDS            INVESTMENT OBJECTIVE                   PRIMARY INVESTMENTS
     -----------------------------            --------------------                   -------------------
Wilmington Broad Market Bond                high total return/                      investment grade bonds
                                            high current income
Wilmington Short/Intermediate-Term Bond     high total return/                      investment grade bonds
                                            high current income
Wilmington Short-Term Bond                  capital preservation                    investment grade bonds
                                            and current income

     UNDERLYING FIXED INCOME FUNDS                INVESTMENT OBJECTIVE               PRIMARY INVESTMENTS
     -----------------------------                --------------------               -------------------
Wilmington Multi-Manager Real Estate        long-term capital appreciation and      REITs and real estate
Securities                                  high current income                     related securities

    UNDERLYING FIXED INCOME FUNDS                INVESTMENT OBJECTIVE                 PRIMARY INVESTMENTS
    -----------------------------                --------------------                 -------------------
Wilmington Prime Money Market               capital preservation, liquidity and     money market instruments
                                            current income

In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the following section, "Principal Investment Risks of the Underlying Funds," the SAI and the Underlying Fund prospectuses.

For cash management purposes, the Underlying Funds may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge by calling the transfer agent toll-free at (800-336-9970). The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the SAI.

            - CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of an Underlying Fund.

            - DERIVATIVES RISK: Some Underlying Funds' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments and each type of derivative may pose its own special risks.

            - FOREIGN COMPANY RISK. Investments in foreign companies involve risks relating to political, economic, regulatory or social instability, military action or unrest or diplomatic developments and may be affected by actions of foreign governments adverse to the interests of U.S. investors.

            - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

            - HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

            - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

            - IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

            - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

            - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            - MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

            - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            - PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

                  There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

            - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

            - REAL ESTATE SECURITIES RISK: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

                  In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of the expenses in addition to those expenses of such Underlying Fund.

                  In addition, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the price of the shares than is the case with larger company shares.

            - SMALL CAP/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small cap and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

            - VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

            - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

As of September 30, 2005, RSMC had $4.6 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

FUND MANAGERS

The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

DORSEY D. FARR, PH.D., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Fund Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

The Funds' SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Funds.

                                SERVICE PROVIDERS

            The chart below provides information on the Funds' primary service providers.

Asset Management

              INVESTMENT ADVISER

        Rodney Square Management Corp.
           1100 North Market Street
             Wilmington, DE 19890

Manages each Fund's investment activities.

Shareholder Services

              TRANSFER AGENT

                 PFPC Inc.
              760 Moore Road
         King of Prussia, PA 19406

Handles certain shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests. Manages each Fund's investment activities.

                        WT MUTUAL FUND

          WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
           WILMINGTON MODERATE ASSET ALLOCATION FUND
         WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

Fund Operations

           ADMINISTRATOR AND
           ACCOUNTING AGENT

               PFPC Inc.
         301 Bellevue Parkway
         Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and distributions.

Fund Asset Safe Keeping

                  CUSTODIAN

          Wilmington Trust Company
          1100 North Market Street
            Wilmington, DE 19890

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's NAV per share.

                       Distribution

                        DISTRIBUTOR

            Professional Funds Distributor, LLC
                      760 Moore Road
                 King of Prussia, PA 19406

              Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RMSC, the

Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                             Overnight mail:

    Wilmington Asset Allocation Funds         Wilmington Asset Allocation Funds
    c/o PFPC Inc.                             c/o PFPC Inc.
    P.O. Box 9828                             101 Sabin Street
    Providence, RI 02940                      Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Fund's SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds shares held by long-term investors. Short-term trading in such small-cap Underlying Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Funds, the Underlying Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds, the Underlying Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds, the Underlying Funds or their agents regarding underlying beneficial owners of each of their shares.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

    Regular mail:                              Overnight mail:

    Wilmington Asset Allocation Funds          Wilmington Asset Allocation Funds
    c/o PFPC Inc.                              c/o PFPC Inc.
    P.O. Box 9828                              101 Sabin Street
    Providence, RI 02940                       Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS:

If the value of your investment in a Fund falls below the $50,000, the Fund may ask you to increase your balance. If the account value is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following Wilmington Funds:

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund

Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Growth Fund
Wilmington Large-Cap Value Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Estate Securities Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

To obtain prospectuses for Institutional Shares of the other Wilmington Funds free of charge, call (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

A Fund's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES

The Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are offered in a separate prospectus with a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REIT:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE STOCKS:

Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

            WT Mutual Fund
            c/o PFPC Inc.
            101 Sabin Street
            Pawtucket, RI 02860-1427
            (800) 336-9970
            9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED DECEMBER 14, 2005

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

      o     are not bank deposits

      o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

      o     are not federally insured

      o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

      o     are not guaranteed to achieve their goal(s)

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                         [PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

                               FUND DESCRIPTIONS
A look at the goals, strategies, risks, and expenses of each Fund.
    Summary.................................................................   1
    Performance Information.................................................   3
    Fees and Expenses.......................................................   4
    Expense Example.........................................................   5
                       ADDITIONAL INVESTMENT INFORMATION
    Investment Objectives...................................................   5
    Principal Investment Strategies.........................................   5
    Additional Investment Strategies........................................   6
    Additional Risk Information.............................................   7
                            MANAGEMENT OF THE FUNDS
Details about the service providers.
    Investment Adviser......................................................   8
    Fund Managers...........................................................   9
    Service Providers.......................................................  11
                            SHAREHOLDER INFORMATION
Policies and instructions for opening, maintaining and closing an account in any of the Funds.
    Pricing of Shares.......................................................  12
    Purchase of Shares......................................................  12
    Redemption of Shares....................................................  14
    Exchange of Shares......................................................  16
    Distributions...........................................................  17
    Taxes...................................................................  17
                           DISTRIBUTION ARRANGEMENTS
Details on the Funds' distribution arrangements and share classes.
    Share Classes...........................................................  19
    GLOSSARY................................................................  20
    FOR MORE INFORMATION....................................................  21

                         [PAGE INTENTIONALLY LEFT BLANK]

                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives   The WILMINGTON MID-CAP CORE FUND, THE WILMINGTON
                        SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE
                        FUND each seek long-term capital appreciation.

Investment Focus        Equity (or equity related) securities

Share Price Volatility  High

Principal Investment
Strategies              The WILMINGTON MID-CAP CORE FUND invests at least 80% of
                        its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid-cap companies. The
                        Fund's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                        The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                        The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

Principal Risks         The Funds are subject to the risks summarized below and
                        further described under the heading "Additional Risk

                        Information."

                        o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                        o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the stocks that a Fund holds will increase in value.

                        o A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                        o Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                        o A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                        o Small-capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                        o The performance of a Fund will depend on whether the investment adviser is successful in pursuing the investment strategy.

Investor Profile        Investors who want the value of their investment to grow
                        and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

      Because the Funds have not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   Institutional
                                                                      Shares
                                                                   -------------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                           None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends
(and other distributions)                                               None
Redemption fee (a)                                                      1.00%
Exchange fee (a)                                                        1.00%

----------------

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

INSTITUTIONAL SHARES                         MID-CAP    SMALL-CAP    SMALL-CAP
                                              CORE        GROWTH       VALUE
                                              FUND         FUND         FUND
                                             -------    ---------    ---------
Management fees                               0.70%       0.75%        0.75%
Distribution (Rule 12b-1) fees                None        None         None
Other expenses (1)                            2.38%       2.38%        2.38%
Total annual Fund operating expenses          3.08%       3.13%        3.13%
Waivers/Reimbursements (2), (3)              (2.08)%     (2.08)%      (2.08)%
Net expenses (2),(3)                          1.00%       1.05%        1.05%

----------------

1 The Fund was not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" include, among other things, fees payable for administration, transfer agency and custodian services.

2 The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total annual Fund operating expenses" for the Mid-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 1.00%, 1.05% and 1.05%, respectively, through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

EXPENSE EXAMPLE

      This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                   1 Year       3 Year
--------------------                   -------------------
Mid-Cap Core Fund                       $102         $318
Small-Cap Growth Fund                   $107         $334
Small-Cap Value Fund                    $107         $334

      The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

      The WILMINGTON MID-CAP CORE FUND, the WILMINGTON SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE FUND each seek long-term capital appreciation. The investment objectives for each Fund may be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

      The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of mid-cap companies. The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), employs a growth and value investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell Midcap Index and the S&P MidCap 400 Index that trade on U.S. securities markets.

      RSMC seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Fund's holdings among various market sectors based on economic analysis of the overall business cycle.

      The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Growth Index and the S&P SmallCap 600/Barra Growth Index that trade on U.S. securities markets.

      RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

      The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Value Index and the S&P SmallCap 600/Barra Value Index that trade on U.S. securities markets.

      RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

ADDITIONAL INVESTMENT STRATEGIES

      Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information ("SAI"). These include, but are not limited to, the following investment strategies and practices: borrow money;

lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Funds all have attendant risks.

      For cash management purposes, the Funds may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper). Each Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      The frequency of portfolio transactions and the Funds' turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

      o DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. Generally, no more than 15% of a Fund's total assets will be committed or exposed to derivative strategies.

      o FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

      o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      o SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

      o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than they can be sold.

      o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. Presently, RSMC provides services primarily to investment companies sponsored by its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2005, RSMC had $4.6 billion in assets under management.

      RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of each Fund's average daily net assets, as follows:

FUND                  ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ("ASSETS")
----------------      ---------------------------------------------------------------------
Mid-Cap Core          0.70% of the first $1 billion in Assets; 0.65% of the next $1 billion in Assets; and 0.60% of Assets over $2 billion

Small-Cap Growth      0.75% of the first $1 billion in Assets; 0.70% of the next $1 billion in Assets; and 0.65% of Assets over $2 billion

Small-Cap Value       0.75% of the first $1 billion in Assets; 0.70% of the next $1 billion in Assets; and 0.65% of Assets over $2 billion

      WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS

      The day-to-day management of the Funds is the responsibility of a group of RSMC investment professionals. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

      REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Fund Manager at Macy-Holland & Co., LLC from 1996-2001.

      ADRIAN CRONJE, PH.D., CFA is a Vice President of RSMC and WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

      ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value

Funds. Mr. Hopkins joined RSMC in 1997 as a securities analyst covering the information technology sector.

      VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value Funds. Mr. Rights joined RSMC in 2000 as a securities analyst.

SERVICE PROVIDERS

      The chart below provides information on the Funds' primary service providers.

Asset Management

            INVESTMENT ADVISER

      Rodney Square Management Corp.
         1100 North Market Street
           Wilmington, DE 19890

Manages each Fund's investment activities.

Shareholder Services

            TRANSFER AGENT

               PFPC Inc.
           760 Moore Road
      King of Prussia, PA 19406

Handles certain shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

                                 WT MUTUAL FUND

                          WILMINGTON MID-CAP CORE FUND

                        WILMINGTON SMALL-CAP GROWTH FUND

                         WILMINGTON SMALL-CAP VALUE FUND

Fund Operations

       ADMINISTRATOR AND
        ACCOUNTING AGENT

            PFPC Inc.
      301 Bellevue Parkway
      Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and Distribution

Fund Asset Safe Keeping

             CUSTODIAN

      Wilmington Trust Company
      1100 North Market Street
        Wilmington, DE 19890

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each distributions. Fund's NAV per share.

                                   Distributor

                       Professional Funds Distributor, LLC

                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The price of each Fund's shares is based on a Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's Administrator, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular mail:                       Overnight mail:

     Wilmington Equity Funds             Wilmington Equity Funds
     c/o PFPC Inc.                       c/o PFPC Inc.
     P.O. Box 9828                       101 Sabin Street
     Providence, RI 02940                Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds' SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of the Funds shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of each of their shares.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

      Regular mail:                  Overnight mail:

      Wilmington Funds               Wilmington Funds
      c/o PFPC Inc.                  c/o PFPC Inc.
      P.O. Box 9828                  101 Sabin Street
      Providence, RI 02940           Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS:

If the value of your investment in a Fund falls below the $50,000, the Fund may ask you to increase your balance. If the account value is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Large-Cap Growth Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Core Fund
Wilmington Mid-Cap Core Fund

Wilmington Small-Cap Core Fund
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Estate Securities Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

To obtain prospectuses for Institutional Shares of the other Wilmington Funds free of charge, call (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds' distribution efforts, provides assistance and expertise in developing marketing plans and materials and enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES

The Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are offered in a separate prospectus with a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

NET ASSET VALUE or "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

SMALL-CAP FUNDS:

Small-cap funds invest in the common stock of companies with smaller market capitalizations. Small-cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

                       PROSPECTUS DATED DECEMBER 14, 2005

            This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

            Please note that these Funds:

            -     are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            -     are not guaranteed to achieve their goal(s)

            These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                         [PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

                                  FUND DESCRIPTIONS
A look at the goals, strategies, risks, and expenses of each Fund.
     Summary.................................................................        1
     Performance Information.................................................        3
     Fees and Expenses.......................................................        4
     Expense Example.........................................................        5
                          ADDITIONAL INVESTMENT INFORMATION
     Investment Objectives...................................................        5
     Principal Investment Strategies.........................................        5
     Additional Investment Strategies........................................        6
     Additional Risk Information.............................................        7
                               MANAGEMENT OF THE FUNDS
Details about the service providers.
     Investment Adviser......................................................        8
     Fund Managers...........................................................        9
     Service Providers.......................................................       11
                               SHAREHOLDER INFORMATION
Policies and instructions for opening, maintaining and closing an account in any of the Funds.
     Pricing of Shares.......................................................       12
     Purchase of Shares......................................................       12
     Redemption of Shares....................................................       13
     Exchange of Shares......................................................       17
     Distributions...........................................................       18
     Taxes...................................................................       18
                              DISTRIBUTION ARRANGEMENTS
Details on the Funds' distribution arrangements and share classes.
     Rule 12b-1 Distribution Plan............................................       20
     Sub-Transfer Agency Fees................................................       20
     Additional Payments.....................................................       21
     Share Classes...........................................................       21
GLOSSARY.....................................................................       22
FOR MORE INFORMATION.........................................................       24

                         [PAGE INTENTIONALLY LEFT BLANK]

                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                                 INVESTOR SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives            The WILMINGTON MID-CAP CORE FUND, the
                                 WILMINGTON SMALL-CAP GROWTH FUND and the
                                 WILMINGTON SMALL-CAP VALUE FUND each seek long-term capital appreciation.

Investment Focus                 Equity (or equity related) securities

Share Price Volatility           High

Principal Investment Strategies

                                 The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid-cap companies. The Fund's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                 The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                 The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

Principal Risks                  The Funds are subject to the risks summarized
                                 below and further described under the heading
                                 "Additional Risk Information."

                                 - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                                 -     It is possible to lose money by
                                       investing in a Fund. There is no
                                       guarantee that the stock market or the
                                       stocks that a Fund holds will increase
                                       in value.

                                 -     A Fund's share price will fluctuate in
                                       response to changes in the market value
                                       of the Fund's investments. Market value
                                       changes result from business
                                       developments affecting an issuer as
                                       well as general market and economic
                                       conditions.

                                 - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                                 - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                                 -     Small-capitalization companies may be
                                       more vulnerable than large companies to
                                       adverse business or economic
                                       developments, and their securities may
                                       be less liquid and more volatile than
                                       securities of larger companies.

                                 -     The performance of a Fund will depend
                                       on whether the investment adviser is
                                       successful in pursuing the investment
                                       strategy.

Investor Profile                 Investors who want the value of their
                                 investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

            Because the Funds have not yet commenced operations as of the date of this Prospectus, performance information is not yet available.

FEES AND EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                INVESTOR
                                                                                                 SHARES
                                                                                                --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)              None
Maximum deferred sales charge                                                                     None
Maximum sales charge imposed on reinvested dividends (and other distributions)                    None
Redemption fee(1)                                                                                 1.00%
Exchange fee(1)                                                                                   1.00%

----------
1 Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                        MID-CAP              SMALL-CAP               SMALL-CAP
                                                         CORE                  GROWTH                  VALUE
INVESTOR SHARES                                          FUND                   FUND                    FUND
------------------------------------                    -------              ---------               ---------
Management fees                                          0.70%                 0.75%                   0.75%
Distribution (Rule 12b-1) fees                           0.25%                 0.25%                   0.25%
Other expenses(1)                                        2.48%                 2.48%                   2.48%
Total annual Fund operating expenses                     3.43%                 3.48%                   3.48%
Waivers/Reimbursements(2), (3)                          (2.08)%               (2.08)%                 (2.08)%
Net expenses (2), (3)                                    1.35%                 1.40%                   1.40%

------------
1 The Fund was not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" include, among other things, fees payable for administration, transfer agency and custodian services.

2 The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total annual Fund operating expenses" for the Mid-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 1.00%, 1.05% and 1.05%, respectively, through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007.

EXPENSE EXAMPLE

            This Example is intended to help you compare the cost of investing in Investor Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

            Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                        1 Year       3 Year
---------------                        ------       ------
Mid-Cap Core Fund                       $137         $428
Small-Cap Growth Fund                   $143         $443
Small-Cap Value Fund                    $143         $443

            The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

            The WILMINGTON MID-CAP CORE FUND, the WILMINGTON SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE FUND each seek long-term capital appreciation. The investment objectives for each Fund may be changed without shareholder approval.

            There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

            The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of mid-cap companies. The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), employs a growth and value investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell Midcap Index and the S&P MidCap 400 Index that trade on U.S. securities markets.

            RSMC seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Fund's holdings among various market sectors based on economic analysis of the overall business cycle.

            The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Growth Index and the S&P SmallCap 600/Barra Growth Index that trade on U.S. securities markets.

            RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

            The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Value Index and the S&P SmallCap 600/Barra Value Index that trade on U.S. securities markets.

            RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

            Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

ADDITIONAL INVESTMENT STRATEGIES

            Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information ("SAI"). These include, but are not limited to, the following investment strategies and practices: borrow money;

lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Funds all have attendant risks.

            For cash management purposes, the Funds may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper). Each Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

            The frequency of portfolio transactions and the Funds' turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

            In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

ADDITIONAL RISK INFORMATION

            The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:

            - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. Generally, no more than 15% of a Fund's total assets will be committed or exposed to derivative strategies.

            - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

            - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

            - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            - SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

            - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than they can be sold.

            - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                             MANAGEMENT OF THE FUNDS

            The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

            Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. Presently, RSMC provides services primarily to investment companies sponsored by its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2005, RSMC had $4.6 billion in assets under management.

            RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of each Fund's average daily net assets, as follows:

FUND                                     ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ("ASSETS")
----                                    ---------------------------------------------------------------------
Mid-Cap Core                            0.70% of the first $1 billion in Assets; 0.65% of the next $1 billion in Assets; and 0.60% of Assets over $2 billion

Small-Cap Growth                        0.75% of the first $1 billion in Assets; 0.70% of the next $1 billion in Assets; and 0.65% of Assets over $2 billion

Small-Cap Value                         0.75% of the first $1 billion in Assets; 0.70% of the next $1 billion in Assets; and 0.65% of Assets over $2 billion

            WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS

            The day-to-day management of the Funds is the responsibility of a group of RSMC investment professionals. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

            REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Fund Manager at Macy-Holland & Co., LLC from 1996-2001.

            ADRIAN CRONJE, PH.D., CFA is a Vice President of RSMC and WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

            ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value

Funds. Mr. Hopkins joined RSMC in 1997 as a securities analyst covering the information technology sector.

            VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Mid-Cap Core, Small-Cap Growth and Small-Cap Value Funds. Mr. Rights joined RSMC in 2000 as a securities analyst.

SERVICE PROVIDERS

            The chart below provides information on the Funds' primary service providers.

Asset Management

            INVESTMENT ADVISER

      Rodney Square Management Corp.
         1100 North Market Street
           Wilmington, DE 19890

Shareholder Services

           TRANSFER AGENT

              PFPC Inc.
           760 Moore Road
      King of Prussia, PA 19406


Handles certain shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

Manages each Fund's investment activities.

                                 WT MUTUAL FUND

                          WILMINGTON MID-CAP CORE FUND

                        WILMINGTON SMALL-CAP GROWTH FUND

                        WILMINGTON SMALL-CAP VALUE FUND

Fund Operations

       ADMINISTRATOR AND
       ACCOUNTING AGENT

           PFPC Inc.
      301 Bellevue Parkway
      Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and valuation distributions.

Fund Asset Safe Keeping

             CUSTODIAN

      Wilmington Trust Company
      1100 North Market Street
        Wilmington, DE 19890



Holds each Fund's assets, settles all portfolio trades and collects most of the data required for calculating each Fund's NAV per share.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

            The price of each Fund's shares is based on a Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's Administrator, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

            Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

            PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

            Investor Shares are offered on a continuous basis and are sold without a sales charge. The minimum initial investment amount for Investor Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

            You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

            BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular mail:                       Overnight mail:

          Wilmington Equity Funds             Wilmington Equity Funds
          c/o PFPC Inc.                       c/o PFPC Inc.
          P.O. Box 9828                       101 Sabin Street
          Providence, RI 02940                Pawtucket, RI 02860-1427

            BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

            ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds' SAI.

REDEMPTION OF SHARES

            You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

            REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

            FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

            Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of the Funds shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

            There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of each of their shares.

            BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

        Regular mail:                  Overnight mail:

        Wilmington Funds               Wilmington Funds
        c/o PFPC Inc.                  c/o PFPC Inc.
        P.O. Box 9828                  101 Sabin Street
        Providence, RI 02940           Pawtucket, RI 02860-1427

            BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

            ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

            Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

            In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

            If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

            SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days, the account value is still below $500, your account may be closed and your proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

            For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

            You may exchange all or a portion of your Investor Shares in a Fund for Investor Shares of the following funds ("Wilmington Funds"):

            Wilmington Aggressive Asset Allocation Fund
            Wilmington Moderate Asset Allocation Fund
            Wilmington Conservative Asset Allocation Fund
            Wilmington Prime Money Market Fund
            Wilmington U.S. Government Money Market Fund
            Wilmington Tax-Exempt Money Market Fund
            Wilmington ETF Allocation Fund
            Wilmington Short/ Intermediate-Term Bond Fund
            Wilmington Broad Market Bond Fund
            Wilmington Municipal Bond Fund
            Wilmington Short-Term Bond Fund
            Wilmington Large-Cap Growth Fund
            Wilmington Large-Cap Value Fund
            Wilmington Large-Cap Core Fund
            Wilmington Mid-Cap Core Fund
            Wilmington Small-Cap Core Fund
            Wilmington Small-Cap Growth Fund
            Wilmington Small-Cap Value Fund
            Wilmington Multi-Manager Large-Cap Fund
            Wilmington Multi-Manager Mid-Cap Fund
            Wilmington Multi-Manager Small-Cap Fund
            Wilmington Multi-Manager International Fund
            Wilmington Multi-Manager Real Estate Securities Fund

            Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

            Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for Investor Shares.

            FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

            To obtain prospectuses for Investor Shares of the other Wilmington Funds free of charge, call (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

            Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

            Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

            As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

            The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

            It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

            STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

            Professional Funds Distributor, LLC manages the Funds' distribution efforts, provides assistance and expertise in developing marketing plans and materials and enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

RULE 12b-1 DISTRIBUTION PLAN

            The Investor Shares of the Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of Investor Shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of each Fund's average daily net assets of its Investor Shares is 0.25%.

SUB-TRANSFER AGENCY FEES

            The Board of Trustees has authorized the Funds to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of the Funds. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries;
(b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares; (m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. The Adviser may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with a Fund ("Intermediaries").

ADDITIONAL PAYMENTS

            The Adviser and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares or shareholder service. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares or the maintenance of share balances. In addition, the Adviser or its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES

            The Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. The Institutional Shares of the Funds are offered in a separate prospectus and do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

SMALL-CAP FUNDS:

Small-cap funds invest in the common stock of companies with smaller market capitalizations.

Small-cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

                  WT Mutual Fund
                  c/o PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI 02860-1427
                  (800) 336-9970
                  9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

                       PROSPECTUS DATED DECEMBER 14, 2005

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

            -     is not a bank deposit

            - is not an obligation, of or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            -     is not guaranteed to achieve its goal

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

FUND DESCRIPTION.................................................................................................    1
   Summary.......................................................................................................    1
   Past Performance..............................................................................................    4
   Fees and Expenses.............................................................................................    5
   Expense Example...............................................................................................    6
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS........................................    7
   Investment Objective..........................................................................................    7
   Principal Investment Strategies...............................................................................    7
INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS...........................................................    9
   Investment Strategies of the Underlying ETFs..................................................................   10
   Additional Underlying ETFs....................................................................................   10
   Principal Investment Risks of the Underlying ETFs.............................................................   10
MANAGEMENT OF THE FUND...........................................................................................   17
   Investment Adviser............................................................................................   17
   Fund Managers.................................................................................................   17
   Service Providers.............................................................................................   19
SHAREHOLDER INFORMATION..........................................................................................   21
   Pricing of Fund Shares........................................................................................   21
   Purchase of Shares............................................................................................   21
   Redemption Of Shares..........................................................................................   23
   Exchange Of Shares............................................................................................   25
   Distributions.................................................................................................   26
   Taxes.........................................................................................................   27
DISTRIBUTION ARRANGEMENTS........................................................................................   28
   Share Classes.................................................................................................   28
GLOSSARY.........................................................................................................   29
FOR MORE INFORMATION.............................................................................................   31

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         WILMINGTON ETF ALLOCATION FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTION

SUMMARY

Investment Objective                   The WILMINGTON ETF ALLOCATION FUND seeks
                                       long-term capital appreciation.

Investment Focus                       The Fund will primarily invest in
                                       Exchange Traded Funds or "ETFs."

                                       ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, ETFs are designed so that its performance will correspond closely with that of the index it tracks.

Share Price Volatility                 High

Principal Investment Strategies        Under normal market conditions, the Fund
                                       will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund is advised by Rodney Square Management Corporation (the
                                       "Adviser" or "RSMC") and sub-advised by
                                       Wilmington Trust Investment Management,
                                       LLC ("WTIM"). The Fund invests its assets in ETFs in accordance with weightings determined by RSMC and WTIM .

                                       The Fund's assets will be allocated among several asset classes, including small- and large-cap U.S. equity, international equity in emerging and developed markets and real estate related securities. Please see "Investment Objective, Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular ETFs.

Principal Risks                        The following is a list of certain risks
                                       that may apply to your
                                       investment in the Fund.

                                       -  ASSET ALLOCATION. The Fund's
                                          investment performance depends, in
                                          part, upon how its assets are
                                          allocated and reallocated among ETFs.
                                          There is a risk that the Adviser's
                                          evaluations and assumptions regarding
                                          the Fund's asset classes or the ETFs
                                          in which the Fund invests may be
                                          inappropriate based on actual market
                                          conditions. There is a risk that the
                                          Fund will vary from the intended
                                          weightings in ETFs due to factors such
                                          as market fluctuations. There can be
                                          no assurance that the ETFs in which
                                          the Fund invests will achieve their
                                          investment objectives and the
                                          performance of these ETFs may be lower
                                          than the asset class that they were
                                          selected to represent.

                                       -  CONCENTRATION RISK. In connection with
                                          the asset allocation process, the Fund
                                          may from time to time, invest more
                                          than 25% of its assets in one ETF. To
                                          the extent that the Fund invests a
                                          significant portion of its assets in a
                                          single ETF, it will be particularly
                                          sensitive to the risks associated with
                                          that ETF and changes in the value of
                                          that ETF may have a significant effect
                                          on the net asset value of the Fund.

                                       -  INVESTMENTS IN OTHER INVESTMENT
                                          COMPANIES AND EXPENSES. The Fund
                                          invests a substantial portion of its
                                          assets in ETFs which are registered
                                          investment companies. By investing in
                                          the Fund, you will indirectly bear
                                          fees and expenses charged by the ETFs
                                          in which the Fund invests in addition
                                          to the Fund's direct fees and
                                          expenses. Your cost of investing in
                                          the Fund, therefore, may be higher
                                          than the cost of investing in a mutual
                                          fund that invests directly in
                                          individual stocks and bonds. The
                                          underlying ETFs may change their
                                          investment objectives or policies
                                          without the approval of the Fund. If
                                          that were to occur, the Fund might be
                                          forced to withdraw its investment from
                                          the underlying ETF at a time that is
                                          unfavorable to the Fund. In addition,
                                          the use of a fund of funds structure
                                          could affect the timing, amount and
                                          character of distributions to you and
                                          therefore may increase the amount of
                                          taxes payable by you.

                                       -  NON-DIVERSIFICATION RISK: The Fund is
                                          a non-diversified investment company
                                          which means that the Fund may invest
                                          most of its assets in securities
                                          issued by, or representing, a small
                                          number of companies. As a result, the
                                          Fund may be more susceptible to the
                                          risks associated with these particular
                                          companies, or to a single economic,
                                          political or regulatory
                                          occurrence affecting these companies.

                                       -  NOT INSURED-YOU COULD LOSE MONEY. An
                                          investment in the Fund is not a
                                          deposit of Wilmington Trust Company or
                                          any of its affiliates and is not
                                          insured or guaranteed by the FDIC or
                                          any other governmental agency.

                                          It is possible to lose money by
                                          investing in the Fund. There is no
                                          guarantee that the stock market or the
                                          securities in which the Fund invests
                                          will increase in value.

                                       -  NAV WILL FLUCTUATE. The Fund's share
                                          price will fluctuate in response to
                                          changes in the market value of its
                                          investments. Market value changes
                                          result from business or economic
                                          developments affecting an issuer as
                                          well as general market and economic
                                          conditions.

                                       -  RISKS OF ETFS. Among the principal
                                          risks of the underlying ETFs, which
                                          could adversely affect the performance
                                          of the Fund, are:

                                          -  Asset Class Risk

                                          -  Concentration Risk

                                          -  Credit Risk

                                          -  Currency Risk

                                          -  Derivatives Risk

                                          -  Emerging Market Risk

                                          -  Foreign Security Risk

                                          -  Government Obligations Risk

                                          -  High Yield Bond Risk

                                          -  Interest Rate Risk

                                          -  IPO Risk

                                          -  Lack of Governmental Insurance or
                                             Guarantee

                                          -  Leverage Risk

                                          -  Liquidity Risk

                                          -  Management Risk

                                          -  Market Risk

                                          -  Market Trading Risks

                                          -  Non-Diversification Risk

                                          -  Opportunity Risk

                                          -  Passive Investment Risk

                                          -  Preferred Stock Risk

                                          -  Prepayment Risk

                                          -  Real Estate Securities Risk

                                          -  Small Company Risk

                                          -  Tracking Error Risk

                                          -  Trading Risk

                                          -  Valuation Risk

                                          Please see "Principal Investment Risks
                                          of the Underlying ETFs" on page 10 for
                                          a description of these principal risks
                                          and other risks associated with the
                                          Underlying ETFs.

Investor Profile                       Investors who want the value of their
                                       investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                         Institutional
                                                                                             Shares
                                                                                         -------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)          None
Maximum deferred sales charge                                                                 None
Maximum sales charge imposed on reinvested dividends (and other distributions)                None
Redemption fee (a)                                                                            1.00%
Exchange fee (a)                                                                              1.00%

------------------
(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                     Institutional
                                                                                         Shares
                                                                                     -------------
Management fees                                                                          0.50%
Distribution (Rule 12b-1) fees                                                           None
Other expenses(1)                                                                        2.30%
Total annual Fund operating expenses                                                     2.80%
Waivers/Reimbursements(2),(3)                                                           (2.10)%
Net annual Fund operating expenses(2),(3)                                                0.70%

---------------
1 The Fund was not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and the ETFs in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the ETFs in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.15% to 0.75% annually, as a percentage of such ETFs' average daily net assets. The Fund's estimated indirect expense from investing in ETFs, based on its expected allocations, is approximately 0.30%.

2 The Adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.70% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Fund where a Class' average daily net assets is below $75 million through September 2007.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods. (Fees and expenses paid by the underlying ETFs are not included.); and

            - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                           Institutional
                                               Shares
                                           -------------
1 Year                                          $ 72
3 Years                                         $224

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

    INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Wilmington ETF Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

The Adviser believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

The Fund's sub-adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). The Adviser also allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

U.S. EQUITY                                                     50% to 95%

                       Large Cap Core           0% to 95%
                       Large Cap Growth         0% to 95%
                       Large Cap Value          0% to 95%
                       Small Cap Core           0% to 95%
                       Small Cap Growth         0% to 95%
                       Small Cap Value          0% to 95%

"REAL RETURN" ASSETS                                            0% to 15%

INTERNATIONAL EQUITY                                            0% to 35%

                       Developed Markets        0% to 30%
                       Emerging Markets         0% to 15%

The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund may also invest in money market portfolios that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

The Adviser monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. The Adviser may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. The Adviser may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.

While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when the Adviser believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate and/or government bonds from time to time. In addition, the Fund may invest in derivatives investments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign security risk; derivatives risk; small company risk; currency risk; emerging market risk; real estate securities risk; trading risk; lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) (i) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) if the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) if more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with certain terms and conditions in such order.

The SEC has issued such an exemptive order to iShares Trust and iShares, Inc., which permits investment companies, including the Fund, to invest in such Underlying ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETFs before investing in them in excess of the 1940 Act's limitations. The Underlying ETFs are also known as "iShares(R)"(1) which are series of iShares Trust and iShares, Inc., each of which files financial and other information with the SEC. Such information is available at www.sec.gov.(2) No representation or warranty is hereby made as to the accuracy or completeness of any such information. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs in which the Fund may invest are listed below.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

             INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS

Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and

--------------
      (1) iShares is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Fund is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund. BGI has no obligation or liability in connection with the operation, marketing, trading or sale of the Fund.

      (2) The reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of this Prospectus or the statement of additional information ("SAI").

risks pertinent to the Underlying ETFs. The list of Underlying ETFs may change from time to time at the Adviser's discretion.

INVESTMENT STRATEGIES OF THE UNDERLYING ETFS

The following table identifies some of the ETFs the Fund may use as an Underlying ETF and their asset category.

ASSET CATEGORY                            UNDERLYING ETF/TRACKING INDEX (TICKER SYMBOL)
---------------------------------------------------------------------------------------
Large Cap                                 iShares Russell 1000 Index (IWB)
                                          iShares S&P 500 (IVV)

Large Cap Growth                          iShares Russell 1000 Growth Index (IWF)
                                          iShares S&P 500/Barra Growth Index (IVW)

Large Cap Value                           iShares Russell 1000 Value Index (IWD)
                                          iShares S&P 500/Barra Value Index (IVE)

Small Cap                                 iShares Russell 2000 Index (IWM)
                                          iShares S&P SmallCap 600 Index (IJR)

Small Cap Growth                          iShares Russell 2000 Growth Index (IWO)
                                          iShares S&P SmallCap/Barra 600 Growth Index (IJT)

Small Cap Value                           iShares Russell 2000 Value Index (IWN)
                                          iShares S&P SmallCap/Barra 600 Value Index (IJS)

REITS/Real Estate Industry                iShares Cohen & Steers Realty Majors Index  (ICF)
                                          streetTRACKS Wilshire DJ REIT (RWR)
                                          iShares Dow Jones Real Estate Sector Index (IYR)

International - Developed Markets         iShares MSCI EAFE Index (EFA)

International - Emerging Markets          iShares MSCI Emerging Markets Index (EEM)

In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs. For further information concerning the investment practices of and risks associated with the Underlying ETFs, please see "Principal Investment Risks of the Underlying ETFs" below, and the SAI.

ADDITIONAL UNDERLYING ETFS

In addition to the Underlying ETFs listed above, the Fund may invest in additional Underlying ETFs, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval or notice.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING ETFS

The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by an Underlying ETF, please refer to the SAI.

            - ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

            - CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

            - CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a fund. Because each ETF's NAV is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up.

            - DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each ETF may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an ETF's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

            - EMERGING MARKET RISK: Some foreign markets in which ETF invest are considered to be emerging markets. Investment in these emerging markets subjects an ETF to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

            - FOREIGN SECURITY RISK: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

            - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            - HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

            - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

            - IPO RISK: An Underlying ETF may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying ETF may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying ETF's portfolio as the Underlying ETF's assets increase (and thus have a more limited effect on performance).

            - LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

            - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

            - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            - MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Each ETF's NAV will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuation in an ETF's NAV in response to market movements, and over longer periods during market downturns.

            -     MARKET TRADING RISKS:

                  Absence of Prior Active Market: Although the shares of the ETFs in which the Fund invests are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

                  Lack of Market Liquidity: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

                  Shares of an ETF May Trade at Prices Other Than NAV: Shares of an ETF may trade at, above or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

            - NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that each ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

            - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            - PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

            - PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

            - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

            - REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

                  In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of the expenses in addition to those expenses of the fund.

                  In addition, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the price of the shares than is the case with larger company shares.

            - SMALL COMPANY RISK: Certain ETFs only invest in small- and mid-cap companies. Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            - TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

            - TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

            - VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Fund. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Fund's investment adviser, RSMC has overall responsibility for directing its investments. Presently, RSMC provides services primarily to investment companies sponsored by its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Fund and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2005, RSMC had $4.6 billion in assets under management.

The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets and 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS

The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, which determines the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

DORSEY D. FARR, PH.D., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Fund Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

The Fund's SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Fund.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management

            INVESTMENT ADVISER

      Rodney Square Management Corp.
         1100 North Market Street
           Wilmington, DE 19890

Manages each Fund's investment activities.

Shareholder Services

            TRANSFER AGENT

               PFPC Inc.
            760 Moore Road
      King of Prussia, PA 19406

Handles certain shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

                                 WT MUTUAL FUND

                         WILMINGTON ETF ALLOCATION FUND

Fund Operations

        ADMINISTRATOR AND

        ACCOUNTING AGENT
            PFPC Inc.
      301 Bellevue Parkway
      Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and distributions.

Fund Asset Safe Keeping

              CUSTODIAN

      Wilmington Trust Company
      1100 North Market Street
        Wilmington, DE 19890

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's NAV per share.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of the Fund's shares is based on its net asset value ("NAV").The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's Administrator, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fund, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

      Regular mail:                          Overnight mail:

      Wilmington ETF Allocation Fund         Wilmington ETF Allocation Fund
      c/o PFPC Inc.                          c/o PFPC Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders best interest.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Fund's SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange with a Wilmington Fund (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by the Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fees set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETFs determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does reflect the value of the underlying portfolio securities. While each of the Underlying ETFs has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some Underlying ETFs may invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in the such Underlying ETF's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Underlying ETF shares held by long-term investors, including the Fund. Short-term trading in such small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Fund, the Underlying ETFs and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Fund or their agents regarding underlying beneficial owners of Fund shares.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

     Regular mail:                           Overnight mail:

     Wilmington ETF Allocation Fund          Wilmington ETF Allocation Fund
     c/o PFPC Inc.                           c/o PFPC Inc.
     P.O. Box 9828                           101 Sabin Street
     Providence, RI 02940                    Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $50,000, you may be asked to increase your balance. If after 60 days, the account value is still below $50,000, your account may be closed and your proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Fund's SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in the Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Growth Fund
Wilmington Large-Cap Value Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Estate Securities Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

To obtain prospectuses for the Institutional Shares of the other Wilmington Funds, call free of charge (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).

All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC ("Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES

The Fund issues Institutional and Investor Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are offered in a separate prospectus with a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

"ETFS" OR EXCHANGE TRADED FUNDS:

Registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REIT:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE STOCKS:

Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently have an Internet web site. However, reports and information about the Fund (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

                       PROSPECTUS DATED DECEMBER 14, 2005

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

            -     is not a bank deposit

            - is not an obligation, of or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            -     is not guaranteed to achieve its goal

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

FUND DESCRIPTION................................................................         1
   Summary......................................................................         1
   Past Performance.............................................................         4
   Fees and Expenses............................................................         5
   Expense Example..............................................................         6
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.......         7
   Investment Objective.........................................................         7
   Principal Investment Strategies..............................................         7
INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS..........................        10
   Investment Strategies of the Underlying ETFs.................................        10
   Additional Underlying ETFs...................................................        10
   Principal Investment Risks of the Underlying ETFs............................        11
MANAGEMENT OF THE FUND..........................................................        16
   Investment Adviser...........................................................        16
   Fund Managers................................................................        16
   Service Providers............................................................        18
SHAREHOLDER INFORMATION.........................................................        19
   Pricing of Fund Shares.......................................................        19
   Purchase of Shares...........................................................        19
   Redemption Of Shares.........................................................        21
   Exchange Of Shares...........................................................        23
   Distributions................................................................        24
   Taxes........................................................................        25
DISTRIBUTION ARRANGEMENTS.......................................................        26
   Rule 12b-1 Distribution Plan.................................................        26
   Sub-Transfer Agency Fees.....................................................        26
   Additional Payments..........................................................        26
   Share Classes................................................................        27
GLOSSARY........................................................................        28
FOR MORE INFORMATION............................................................        30

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         WILMINGTON ETF ALLOCATION FUND

                                 INVESTOR SHARES

                                FUND DESCRIPTION

SUMMARY

Investment Objective    The WILMINGTON ETF ALLOCATION FUND seeks long-term
                        capital appreciation.

Investment Focus        The Fund will primarily invest in Exchange Traded Funds
                        or "ETFs."

                        ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, ETFs are designed so that its performance will correspond closely with that of the index it tracks.

Share Price Volatility  High

Principal Investment    Under normal market conditions, the Fund will invest at
Strategies              least 80% of its assets in exchange traded securities of
                        other investment companies ("exchange traded funds" or "ETFs"). The Fund is advised by Rodney Square Management
                        Corporation (the "Adviser" or "RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM").
                        The Fund invests its assets in ETFs in accordance with weightings determined by RSMC and WTIM.

                        The Fund's assets will be allocated among several asset classes, including small and large-cap U.S. equity, international equity in emerging and developed markets and real estate related securities. Please see "Investment Objective, Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular ETFs.

Principal Risks         The following is a list of certain risks that may apply
                        to your
                        investment in the Fund.

                        - ASSET ALLOCATION. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among ETFs. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inappropriate based on actual market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                        - CONCENTRATION RISK. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one ETF. To the extent that the Fund invests a significant portion of its assets in a single ETF, it will be particularly sensitive to the risks associated with that ETF and changes in the value of that ETF may have a significant effect on the net asset value of the Fund.

                        - INVESTMENTS IN OTHER INVESTMENT COMPANIES AND EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The underlying ETFs may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the underlying ETF at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                        -  NON-DIVERSIFICATION RISK: The Fund is a
                           non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                        - NOT INSURED-YOU COULD LOSE MONEY. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                           It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities in which the Fund invests will increase in value.

                        - NAV WILL FLUCTUATE. The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                        - RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                           - Asset Class Risk      - Liquidity Risk

                           - Concentration Risk    - Management Risk

                           - Credit Risk           - Market Risk

                           - Currency Risk         - Market Trading Risks

                           - Derivatives Risk      - Non-Diversification Risk

                           - Emerging Market Risk  - Opportunity Risk

                           - Foreign Security Risk - Passive Investment Risk

                           - Government            - Preferred Stock Risk
                             Obligations Risk

                           - High Yield Bond Risk  - Prepayment Risk

                           - Interest Rate Risk    - Real Estate Securities Risk

                           - IPO Risk              - Small Company Risk

                           - Lack of Governmental  - Tracking Error Risk
                             Insurance or
                             Guarantee

                                                   - Trading Risk

                           - Leverage Risk

                                                   - Valuation Risk

                           Please see "Principal Investment Risks of the Underlying ETFs" on page 11 for a description of these principal risks and other risks associated with the Underlying ETFs.

Investor Profile           Investors who want the value of their investment to
                           grow and who are willing to accept more volatility for the possibility of higher returns.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                        Investor
                                                                                         Shares
                                                                                        --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)      None
Maximum deferred sales charge                                                             None
Maximum sales charge imposed on reinvested dividends (and other distributions)            None
Redemption fee(1)                                                                         1.00%
Exchange fee(1)                                                                           1.00%

----------
(1) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                     Investor
                                                                                      Shares
                                                                                     --------
Management fees                                                                        0.50%
Distribution (Rule 12b-1) fees                                                         0.25%
Other expenses(1)                                                                      2.40%
Total annual Fund operating expenses                                                   3.15%
Waivers/Reimbursements(2),(3)                                                         (2.10)%
Net annual Fund operating expenses(2),(3)                                              1.05%

1 The Fund was not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund. Certain expenses, including custodian expenses, transfer agency fees, director or trustee fees, and professional fees, are incurred by both the Fund and the ETFs in which the Fund invests. The Fund will indirectly pay a portion of the expenses of the ETFs in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.15% to 0.75% annually, as a percentage of such ETFs' average daily net assets. The Fund's estimated indirect expense from investing in ETFs, based on its expected allocations, is approximately 0.30%.

2 The Adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.70% through January 1, 2009.

3 The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Fund where a Class' average daily net assets is below $75 million through September 2007.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Investor Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods. (Fees and expenses paid by the underlying ETFs are not included.); and

            - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              Investor
                                               Shares
                                              --------
1 Year                                        $    107
3 Years                                       $    334

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

              INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Wilmington ETF Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

The Adviser believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

The Fund's sub-adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). The Adviser allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

U.S. EQUITY                                         50% TO 95%
                      Large Cap Core     0% to 95%
                      Large Cap Growth   0% to 95%
                      Large Cap Value    0% to 95%
                      Small Cap Core     0% to 95%
                      Small Cap Growth   0% to 95%
                      Small Cap Value    0% to 95%

"REAL RETURN" ASSETS                                0% TO 15%
INTERNATIONAL EQUITY                                0% TO 35%

                      Developed Markets  0% to 30%
                      Emerging Markets   0% to 15%

The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund may also invest in money market portfolios that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

The Adviser monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. The Adviser may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. The Adviser may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.

While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when the Adviser believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate and/or government bonds from time to time. In addition, the Fund may invest in derivatives investments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign security risk; derivatives risk; small company risk; currency risk; emerging market risk; real estate securities risk; trading risk; lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) (i) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) if the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) if more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with certain terms and conditions in such order.

The SEC has issued such an exemptive order to iShares Trust and iShares, Inc., which permits investment companies, including the Fund, to invest in such Underlying ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETFs before investing in them in excess of the 1940 Act's limitations. The Underlying ETFs are also known as "iShares(R)"1 which are series of iShares Trust and iShares, Inc., each of which files financial and other information with the SEC. Such information is available at www.sec.gov.2 No representation or warranty is hereby made as to the accuracy or completeness of any such information. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs in which the Fund may invest are listed below.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

----------
      (1) iShares is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Fund is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund. BGI has no obligation or liability in connection with the operation, marketing, trading or sale of the Fund.

      (2) The reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of this Prospectus or the statement of additional information ("SAI").

             INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS

Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The list of Underlying ETFs may change from time to time at the Adviser's discretion.

INVESTMENT STRATEGIES OF THE UNDERLYING ETFS

The following table identifies some of the ETFs the Fund may use as an Underlying ETF and their asset category.

           ASSET CATEGORY            UNDERLYING ETF/TRACKING INDEX (TICKER SYMBOL)
---------------------------------  -------------------------------------------------
Large Cap                          iShares Russell 1000 Index (IWB)
                                   iShares S&P 500 (IVV)

Large Cap Growth                   iShares Russell 1000 Growth Index (IWF)
                                   iShares S&P 500/Barra Growth Index (IVW)

Large Cap Value                    iShares Russell 1000 Value Index (IWD)
                                   iShares S&P 500/Barra Value Index (IVE)

Small Cap                          iShares Russell 2000 Index (IWM)
                                   iShares S&P SmallCap 600 Index (IJR)

Small Cap Growth                   iShares Russell 2000 Growth Index (IWO)
                                   iShares S&P SmallCap/Barra 600 Growth Index (IJT)

Small Cap Value                    iShares Russell 2000 Value Index (IWN)
                                   iShares S&P SmallCap/Barra 600 Value Index (IJS)

REITS/Real Estate Industry         iShares Cohen & Steers Realty Majors Index  (ICF)
                                   streetTRACKS Wilshire DJ REIT (RWR)
                                   iShares Dow Jones Real Estate Sector Index (IYR)

International - Developed Markets  iShares MSCI EAFE Index (EFA)

International - Emerging Markets   iShares MSCI Emerging Markets Index (EEM)

In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs. For further information concerning the investment practices of and risks associated with the Underlying ETFs, please see "Principal Investment Risks of the Underlying ETFs" below, and the SAI.

ADDITIONAL UNDERLYING ETFS

In addition to the Underlying ETFs listed above, the Fund may invest in additional Underlying ETFs, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval or notice.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING ETFS

The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by an Underlying ETF, please refer to the SAI.

- ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

- CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

- CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a fund. Because each ETF's NAV is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up.

- DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each ETF may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an ETF's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

- EMERGING MARKET RISK: Some foreign markets in which ETF invest are considered to be emerging markets. Investment in these emerging markets subjects an ETF to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

- FOREIGN SECURITY RISK: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

- HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

- IPO RISK: An Underlying ETF may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying ETF may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying ETF's portfolio as the Underlying ETF's assets increase (and thus have a more limited effect on performance).

- LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Each ETF's NAV will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuation in an ETF's NAV in response to market movements, and over longer periods during market downturns.

-     MARKET TRADING RISKS:

- Absence of Prior Active Market: Although the shares of the ETFs in which the Fund invests are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

- Lack of Market Liquidity: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

- Shares of an ETF May Trade at Prices Other Than NAV: Shares of an ETF may trade at, above or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

- NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that each ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

- PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

      REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of the expenses in addition to those expenses of the fund.

      In addition, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the price of the shares than is the case with larger company shares.

- SMALL COMPANY RISK: Certain ETFs only invest in small- and mid-cap companies. Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

- TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

- TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

- VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Fund. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Fund's investment adviser, RSMC has overall responsibility for directing its investments. Presently, RSMC provides services primarily to investment companies sponsored by its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Fund and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2005, RSMC had $4.6 billion in assets under management.

The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets and 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS

The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, which determines the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

DORSEY D. FARR, PH.D., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Fund Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

The Fund's SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Fund.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management

             INVESTMENT ADVISER

       Rodney Square Management Corp.
          1100 North Market Street
            Wilmington, DE 19890

Manages each Fund's investment activities.

Shareholder Services

            TRANSFER AGENT

               PFPC Inc.
            760 Moore Road
       King of Prussia, PA 19406

Handles certain shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

                                 WT MUTUAL FUND

                         WILMINGTON ETF ALLOCATION FUND

Fund Operations

         ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       301 Bellevue Parkway
       Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV and distributions.

Fund Asset Safe Keeping

               CUSTODIAN

       Wilmington Trust Company
       1100 North Market Street
         Wilmington, DE 19890

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's NAV per share.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC

                                 760 Moore Road
                            King of Prussia, PA 19406
                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of the Fund's shares is based on its net asset value ("NAV").The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's Administrator, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

Investor Shares are offered on a continuous basis and are sold without a sales charge. The minimum initial investment amount for Investor Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fund, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

         Regular mail:                   Overnight mail:

         Wilmington ETF Allocation Fund  Wilmington ETF Allocation Fund
         c/o PFPC Inc.                   c/o PFPC Inc.
         P.O. Box 9828                   101 Sabin Street
         Providence, RI 02940            Pawtucket, RI 02860-1427


BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders best interest.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Fund's SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange with a Wilmington Fund (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by the Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fees set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETFs determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does reflect the value of the underlying portfolio securities. While each of the Underlying ETFs has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some Underlying ETFs may invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in the such Underlying ETF's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Underlying ETF shares held by long-term investors, including the Fund. Short-term trading in such small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Fund, the Underlying ETFs and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Fund or their agents regarding underlying beneficial owners of Fund shares.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

          Regular mail:                   Overnight mail:

          Wilmington ETF Allocation Fund  Wilmington ETF Allocation Fund
          c/o PFPC Inc.                   c/o PFPC Inc.
          P.O. Box 9828                   101 Sabin Street
          Providence, RI 02940            Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $500, you may be asked to increase your balance. If after 60 days, the account value is still below $500, your account may be closed and your proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Fund's SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Investor Shares in the Fund for Investor Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund

Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Growth Fund
Wilmington Large-Cap Value Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Estate Securities Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for Investor Shares.

FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

To obtain prospectuses for the Investor Shares of the other Wilmington Funds, call free of charge (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC ("Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

RULE 12b-1 DISTRIBUTION PLAN

The Investor Shares of the Fund have adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for the sale and distribution of Investor Shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of the Fund's average daily net assets of its Investor Shares is 0.25%.

SUB-TRANSFER AGENCY FEES

The Board of Trustees has authorized the Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses;
(c) establishing and maintaining shareholders accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Fund's distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (k) receiving, tabulating and transmitting to the Fund proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Fund's anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Fund's shares. The Adviser may provide services to some shareholders of the Fund's shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Fund ("Intermediaries").

ADDITIONAL PAYMENTS

The Adviser and/or its affiliates (other than the Fund) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares or shareholder service. These payments ("Additional Payments") would be in addition to the payments by the Fund described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares or the maintenance of share balances. In addition, the Adviser or its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Adviser and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES

The Fund issues Institutional and Investor Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Institutional Shares of the Fund are offered in a separate prospectus and do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

"ETFS" OR EXCHANGE TRADED FUNDS:

Registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH STOCKS:

Growth stocks are the common stocks of growth-oriented companies, which are companies with growth earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in funds that invest in growth-oriented companies tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REIT:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE STOCKS:

Value stocks are the common stocks of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

WT Mutual Fund does not currently have an Internet web site. However, reports and information about the Fund (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                                 WT MUTUAL FUND

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                          WILMINGTON MID-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND
                         WILMINGTON ETF ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 14, 2005

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current prospectus dated December 14, 2005, as amended from time to time. A copy of the current prospectus may be obtained without charge, by writing to Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................................     1

INVESTMENT POLICIES.........................................................................     1

DISCLOSURE OF FUND HOLDINGS.................................................................    13

INVESTMENT LIMITATIONS......................................................................    14

TRUSTEES AND OFFICERS.......................................................................    16

CODE OF ETHICS..............................................................................    22

PROXY VOTING................................................................................    18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................    23

INVESTMENT ADVISORY AND OTHER SERVICES......................................................    23

SUB-ADVISORY SERVICES.......................................................................    25

ADMINISTRATION AND ACCOUNTING SERVICES......................................................    25

ADDITIONAL SERVICE PROVIDERS................................................................    25

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN..................................................    26

BROKERAGE ALLOCATION AND OTHER PRACTICES....................................................    32

CAPITAL STOCK AND OTHER SECURITIES..........................................................    33

PURCHASE, REDEMPTION AND PRICING OF SHARES..................................................    33

DIVIDENDS...................................................................................    36

TAXATION OF THE FUNDS.......................................................................    36

APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES........................   A-1

APPENDIX B DESCRIPTION OF RATINGS...........................................................   B-1

APPENDIX C PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES................................   C-1

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The Fund has established the following Funds described in this SAI:
Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, Wilmington Conservative Asset Allocation Fund, Wilmington Mid-Cap Core Fund, Wilmington Small-Cap Growth Fund, Wilmington Small-Cap Value Fund and Wilmington ETF Allocation Fund (each a "Fund" and collectively, the "Funds"). Each Fund issues Institutional and Investor Shares. Each Fund, except for the Wilmington ETF Allocation Fund, is a diversified open-end management investment company. The Wilmington ETF Allocation Fund is a non-diversified open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning the Funds' investment objectives, policies and limitations found in the prospectus. Unless otherwise indicated, this information applies to each of Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, and Wilmington Conservative Asset Allocation Fund (the "Asset Allocation Funds") through their investment in shares of other series of the Fund and to Wilmington ETF Allocation Fund (the "Global Fund") through its investment in securities of other registered investment companies listed and traded on a securities exchange (an "exchange traded fund," "ETF" or "Underlying ETF"). Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions.

For a complete description of the other series of the Fund in which the Asset Allocation Funds invest, please see such series' prospectuses and statements of additional information, which are available without charge by calling the transfer agent at toll-free (800) 336-9970. Currently, most of the Underlying ETFs are series of iShares Trust and iShares, Inc., each of which files financial and other information with the Securities and Exchange Commission (the "SEC"), including prospectuses and statements of additional information. Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of the Fund's Prospectuses or this SAI).

The Wilmington Mid-Cap Core Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of mid cap companies. The Wilmington Small-Cap Growth and the Wilmington Small-Cap Value Funds seeks to achieve their investment objectives by investing at least 80% of its assets in equity securities of small cap companies. The ETF Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in ETFs. These 80% policies may be changed without shareholder approval upon 60 days' written notice to shareholders.

ASSET-BACKED SECURITIES. The Funds may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

      - Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      - Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      - Time Deposits. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.
The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the Funds may use are the hedging instruments described below in this Statement of Additional Information and in Appendix A.. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act. Among the derivative investments the Funds may invest in are "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, the investment adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

      - Standby Commitments. Each Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

      - Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Funds, the investment adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      - Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to an Fund. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The Funds may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

GUARANTEED INVESTMENT CONTRACTS. The Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission ("SEC") exemption is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including iShares, registered investment companies are permitted to invest in iShares beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to iShares Funds, including that such investment companies enter into an agreement with iShares Funds. The Funds have entered into such an agreement. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The ETF Allocation Fund will not be able to conform to its investment policy to invest in at least 80% of its assets in ETFs, and the other Funds' ability to invest in ETFs will be severely constrained unless the ETFs in which they invest have received such an order from the SEC, and the ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. The Funds' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, a Fund may invest in companies who business is related to mining of precious or other metals (e.g. gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the valve of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Funds invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds." High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund's defaulted, the Fund's may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is Based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in a Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE COMPANIES. The Funds may invest in securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by real estate companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. It is anticipated that substantially all of the equity securities of Real Estate Companies in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter markets.

REITS. The Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

Hybrid REITs combine the characteristics of both equity REITs and mortgage
REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans and all deemed borrowings for a Fund exceeds one-third of the value of a Fund's total assets taken at fair market value. When the Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each Fund may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Fund may buy when-issued securities or sell securities on a delayed-delivery-basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery-basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued-basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's net asset value. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a Nationally Rated Statistical Rating Organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of portfolio securities holdings of the Funds designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's portfolio securities holdings, a Fund will not provide or permit others to provide information about the Funds' portfolio securities holdings on a selective basis.

The Funds' provide portfolio securities holdings information as required in regulatory filings and shareholder reports, disclose portfolio securities holdings information as required by federal or state securities laws, and may disclose portfolio securities holdings information in response to requests by governmental authorities.

The Funds may, but are not required to, post the Funds' schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's portfolio securities holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Funds may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Funds may also distribute or authorize the distribution of information about a Fund's portfolio securities holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties;

(iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of the Funds' portfolio securities holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose the Funds' portfolio securities holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's portfolio securities holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio securities holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio securities holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing the portfolio securities holdings information.

Each of the following third parties have been approved to receive the portfolio securities holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors(R). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's portfolio securities holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's portfolio securities holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Funds have ongoing arrangements to provide portfolio securities holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

     Piper Jaffray & Company                      Stern, Agee & Leach
     Stone & Youngberg                            Wachovia Securities
     Loop Capital Markets                         Morgan Stanley
     Commerce Capital Markets, Inc.               Lehman Brothers
     Stephens Inc.                                William Blair & Co., L.L.C.
     Legg Mason Wood Walker                       Morningstar
     Barclays Capital Inc.                        Lipper
     Bear Stearns & Co. Inc.                      Thompson Financial
     Starboard Capital Markets LLC                Vestek
     Banc of America                              Standard & Poor's
     RBC Dain Rauscher

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Funds will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. (This limitation does not apply to the Wilmington ETF Allocation Fund.);

2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                                                  PRINCIPAL              FUND           OTHER
                         POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
     NAME AND             HELD WITH        LENGTH OF TIME        DURING PAST          OVERSEEN BY      HELD BY
   DATE OF BIRTH            TRUST              SERVED              FIVE YEARS          TRUSTEE(1)      TRUSTEE
---------------------- ----------------- ------------------ ------------------------- ----------- ---------------
                                              INTERESTED TRUSTEES
ROBERT J. CHRISTIAN(2) Trustee,          Shall serve until  Executive Vice                26      None
Date of Birth: 2/49    President,        death, resignation President and Chief
                       Chief             or removal.        Investment Officer of
                       Executive         Trustee, President Wilmington Trust
                       Officer and       and Chairman of    Company from February
                       Chairman of       the Board since    1996; President of Rodney
                       the Board         October 1998.      Square Management
                                                            Corporation ("RSMC") from
                                                            1996 to 2005; Vice
                                                            President of RSMC since
                                                            2005.

(1) The "Fund Complex" currently consists of the Trust (26 funds) and CRM Mutual Funds Trust (4 funds).

(2) Mr. Christian is an "Interested Trustee" by reason of his position as Vice President of RSMC, an investment adviser to the Trust.

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                                                  PRINCIPAL              FUND           OTHER
                         POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
     NAME AND             HELD WITH        LENGTH OF TIME        DURING PAST          OVERSEEN BY      HELD BY
   DATE OF BIRTH            TRUST              SERVED             FIVE YEARS            TRUSTEE        TRUSTEE
---------------------- ----------------- ------------------ ------------------------- ----------- --------------------
NEIL WOLFSON(3)         Trustee          Shall serve at the Chief Investment              26      None
Date of Birth: 6/64                      pleasure of the    Officer of Wilmington
                                         Board and until    Trust Investment
                                         successor is       Management, LLC
                                         elected and        ("WTIM") since July
                                         qualified. Trustee 2004; Previously,
                                         since September    Partner with KPMG from
                                         2005.              1996 to 2004.

                                          INDEPENDENT TRUSTEES

ROBERT ARNOLD          Trustee           Shall serve until  Founder and co-manages,       26      First Potomac Realty
Date of Birth: 3/44                      death, resignation R. H. Arnold & Co., Inc.              Trust (real estate
                                         or removal.        (investment banking                   investment trust)
                                         Trustee since      company) since 1989.
                                         May 1997.

DR. ERIC BRUCKER       Trustee           Shall serve until  Professor of Economics,       26      None
Date of Birth: 12/41                     death, resignation Widener University since
                                         or removal.        July 2004; formerly,
                                         Trustee since      Dean, School of Business
                                         October 1999.      Administration of Widener
                                                            University from 2001 to
                                                            2004; Dean, College of
                                                            Business, Public Policy
                                                            and Health at the
                                                            University of Maine from
                                                            September 1998 to June
                                                            2001.

(3) Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of WTIM, an affiliate of RSMC.

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                                                  PRINCIPAL              FUND           OTHER
                         POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
     NAME AND             HELD WITH        LENGTH OF TIME        DURING PAST          OVERSEEN BY      HELD BY
   DATE OF BIRTH            TRUST              SERVED             FIVE YEARS            TRUSTEE        TRUSTEE
---------------------- ----------------- ------------------ ------------------------- ----------- --------------------
NICHOLAS GIORDANO      Trustee           Shall serve until  Consultant, financial        26       Kalmar Pooled
Date of Birth: 3/43                      death, resignation services organizations                Investment Trust;
                                         or removal.        from 1997 to present;                 Independence Blue
                                         Trustee since      Interim President,                    Cross; IntriCon
                                         October 1998.      LaSalle University from               Corporation
                                                            1998 to 1999.                         (industrial furnaces
                                                                                                  and ovens).

LOUIS KLEIN, JR.       Trustee           Shall serve until  Self-employed financial      30       CRM Mutual Fund
Date of Birth: 5/35                      death, resignation consultant since 1991.                Trust (since June
                                         or removal.                                              2005); WHX
                                         Trustee since                                            Corporation
                                         October 1999.                                            (industrial
                                                                                                  manufacturer).

CLEMENT C. MOORE, II   Trustee           Shall serve until  Managing Partner,            30       CRM Mutual Fund
Date of Birth: 9/44                      death, resignation Mariemont Holdings, LLC,              Trust (since June
                                         or removal.        (real estate holding and              2005).
                                         Trustee since      development company)
                                         October 1999.      since 1980.

JOHN J. QUINDLEN       Trustee           Shall serve until  Retired since 1993.          26       None
Date of Birth: 5/32                      death, resignation
                                         or removal.
                                         Trustee since
                                         October 1999.

MARK A. SARGENT        Trustee           Shall serve until  Dean and Professor of        26       None
Date of Birth: 4/51                      death, resignation Law, Villanova
                                         or removal.        University School of Law
                                         Trustee since      since July 1997.
                                         November 2001.

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

                                                                                                          NUMBER OF
                                                                                                          FUNDS IN
                                                                                      PRINCIPAL             FUND         OTHER
                             POSITION(S)             TERM OF OFFICE AND             OCCUPATION(S)          COMPLEX   DIRECTORSHIPS
    NAME, ADDRESS AND         HELD WITH                LENGTH OF TIME                DURING PAST         OVERSEEN BY    HELD BY
      DATE OF BIRTH             TRUST                      SERVED                     FIVE YEARS           TRUSTEE      TRUSTEE
------------------------- -------------------- ------------------------------   ------------------------ ----------- -------------
ERIC K. CHEUNG            Vice President       Shall serve at the pleasure of   Vice President,              N/A           N/A
1100 North Market Street                       the Board and until successor    Wilmington Trust
Wilmington, DE 19890                           is elected and qualified.        Company since 1986; and
Date of Birth: 12/54                           Officer since October 1998.      Vice President and
                                                                                Director, RSMC since
                                                                                2001.

JOSEPH M. FAHEY, JR.      Vice President       Shall serve at the pleasure      Vice President, RSMC         N/A           N/A
1100 North Market Street                       of the Board and until           since 1992.
Wilmington, DE 19890                           successor is elected and
Date of Birth: 1/57                            qualified. Officer since
                                               November 1999.

JOHN J. KELLEY            Vice President,      Shall serve at the pleasure of   Vice President of RSMC       N/A           N/A
1100 North Market Street  Chief Financial      the Board and until successor    since July 2005; Vice
Wilmington, DE 19890      Officer, Treasurer & is elected and qualified.        President of PFPC Inc.
Date of Birth: 9/59       Secretary            Officer since September 2005.    from January 2005 to
                                                                                July 2005; Vice
                                                                                President of
                                                                                Administration, 1838
                                                                                Investment Advisors, LP
                                                                                from 1999 to 2005; Chief
                                                                                Compliance Officer, 1838
                                                                                Investment Advisors, LP
                                                                                from 2004 to 2005.

WILLIAM P. RICHARDS, JR.  Vice President       Shall serve at the pleasure      Managing Director,           N/A           N/A
100 Wilshire Boulevard                         of the Board and until           Roxbury Capital
Suite 1000                                     successor is elected and         Management LLC
Santa Monica, CA 90401                         qualified. Officer since         (registered investment
Date of Birth: 11/36                           November 2004.                   adviser) since 1998.

ANNA M. BENCROWSKY        Chief Compliance     Shall serve at the pleasure      Chief Compliance             N/A           N/A
1100 North Market Street  Officer              of the Board and until           Officer, Rodney Square
Wilmington, DE 19890                           successor is elected and         Management Corporation
Date of Birth: 5/51                            qualified; Officer since         since 2004; Vice
                                               September 2004.                  President and Chief
                                                                                Compliance Officer,
                                                                                1838 Investment
                                                                                Advisors, LP

                               EXECUTIVE OFFICERS

                                                                                                          NUMBER OF
                                                                                                          FUNDS IN
                                                                                      PRINCIPAL             FUND         OTHER
                             POSITION(S)             TERM OF OFFICE AND             OCCUPATION(S)          COMPLEX   DIRECTORSHIPS
NAME, ADDRESS AND             HELD WITH                LENGTH OF TIME                DURING PAST         OVERSEEN BY    HELD BY
  DATE OF BIRTH                 TRUST                      SERVED                     FIVE YEARS           TRUSTEE      TRUSTEE
------------------------- -------------------- ------------------------------   ------------------------ ----------- -------------
                                                                                from 1998
                                                                                to 2004; Vice
                                                                                President, Secretary,
                                                                                and Treasurer, 1838
                                                                                Investment Advisors
                                                                                Funds from 1995 to
                                                                                2004; Vice President
                                                                                and Secretary, 1838
                                                                                Bond-Debenture Trading
                                                                                Fund from 1982 to 2004.

CHARLOTTA E. NILSSON      Assistant Secretary  Shall serve at the pleasure      Mutual Fund Regulatory       N/A           N/A
1100 North Market Street                       of the Board and until           Administrator,
Wilmington, DE 19890                           successor is elected and         Wilmington Trust
Date of Birth: 9/70                            qualified. Officer since         Company since 2003;
                                               February 2003.                   From 2001 to 2003,
                                                                                Regulatory
                                                                                Administrator, PFPC Inc.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met 11 times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Giordano serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2005, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of whom is an Independent Trustee. Mr. Moore serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                                                 AGGREGATE DOLLAR RANGE
                                                                                OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT
                                                                             COMPANIES OVERSEEN BY TRUSTEE
                                  DOLLAR RANGE OF EQUITY SECURITIES               WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO             IN EACH FUND OF THE TRUST                   INVESTMENT COMPANIES
-------------------------   ----------------------------------------------   -----------------------------
INTERESTED TRUSTEES
   ROBERT J. CHRISTIAN                          NONE                               Over $100,000
   NEIL WOLFSON                                 NONE                              $10,001-$50,000
INDEPENDENT TRUSTEES
   ROBERT ARNOLD                                NONE                               Over $100,000
   ERIC BRUCKER                                 NONE                             $50,001-$100,000
   NICHOLAS GIORDANO                            NONE                             $50,001-$100,000
   LOUIS KLEIN, JR.                             NONE                               Over $100,000
   CLEMENT C. MOORE, II                         NONE                               Over $100,000
   JOHN J. QUINDLEN                             NONE                               Over $100,000
   MARK A. SARGENT                              NONE                              $10,001-$50,000

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                                                                       TOTAL
                                        PENSION OR RETIREMENT                       COMPENSATION
                          AGGREGATE      BENEFITS ACCRUED AS       ESTIMATED            FROM
                        COMPENSATION      PART OF THE TRUST     ANNUAL BENEFITS    FUND COMPLEX(1)
INDEPENDENT TRUSTEE    FROM THE TRUST         EXPENSES          UPON RETIREMENT   PAID TO TRUSTEES
--------------------   --------------   ---------------------   ---------------   ----------------
Robert H. Arnold          $ 39,375              None                 None             $ 52,500
Dr. Eric Brucker          $ 40,500              None                 None             $ 54,000
Nicholas Giordano         $ 49,875              None                 None             $ 66,500
Louis Klein, Jr.          $ 39,375              None                 None             $ 52,500
Clement C. Moore, II      $ 39,750              None                 None             $ 53,000
John J. Quindlen          $ 46,125              None                 None             $ 61,500
Mark A. Sargent           $ 52,125              None                 None             $ 69,500

--------------------
(1) For the fiscal year ended June 30, 2005, the Fund Complex consisted of the Trust (19 funds), WT Investment Trust I (25 funds), the CRM Mutual Fund Trust (4 funds) and the Wilmington Low Volatility Fund of Funds (1 fund).

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-advisers to the Funds and the distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by RSMC and WTIM personal trading may also be subject to pre-clearance and other conditions set forth in their respective Codes. The Codes are on public file as exhibit to the Trusts' registration statement with the SEC.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Fund. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to such Fund. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendix C are the proxy voting policies and procedures for RSMC.

Each Fund's proxy voting record as of June 30th is available (i) without charge, upon request, by calling (800) 336-9970 and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 14, 2005, the Funds had not yet commenced operations. Accordingly, as of such date, officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares.

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund will be presumed to "control" that Fund. Such persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders of that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC,, wholly owned subsidiaries of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, dated December 14, 2005, RSMC manages the assets of the Funds (the "Investment Advisory Agreement").

RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of each Fund's average daily net assets, as follows:

FUND                ADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ("ASSETS")
----------------    ------------------------------------------------------------------------
Mid-Cap Core        0.70% of the first $1 billion in Assets; 0.65% of the next $1 billion in
                    Assets; and 0.60% of Assets over $2 billion

Small-Cap Growth    0.75% of the first $1 billion in Assets; 0.70% of the next $1 billion in
                    Assets; and 0.65% of Assets over $2 billion

Small-Cap Value     0.75% of the first $1 billion in Assets; 0.70% of the next $1 billion in
                    Assets; and 0.65% of Assets over $2 billion

ETF Allocation      0.50 % of the first $1 billion in Assets; 45% of the next $1 billion in
                    Assets; and 0.40% of Assets over $2 billion

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding certain class-specific expenses (such as Rule 12b-1, shareholder service and transfer agency fees, exceeding the following amounts with respect to the following Funds:

FUND                                                   EXPENSE CAP
----                                                   -----------
Mid-Cap Core                                              1.00%
Small-Cap Growth                                          1.05%
Small-Cap Value                                           1.05%
ETF Allocation                                            0.70%
Aggressive Asset Allocation                               0.50%
Moderate Asset Allocation                                 0.50%
Conservative Asset Allocation                             0.50%

These waivers will remain in place until January 1, 2009. The Board may, at its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date.

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Fund and each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by a Fund in which a Fund invests.

SUB-ADVISORY SERVICES. Wilmington Trust Investment Management, LLC ("WTIM"), located at 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $ 4,808,384, $3,633,484 and $2,552,225 for fiscal years ended June 30, 2005, 2004 and 2003, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an asset based fee of 0.012% of the Funds' average daily net assets and a portion of the Chief Compliance Officer's total compensation.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company ("Custodian"), 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust and Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust and Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust and Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor") is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement, effective as of January 1, 2004, will continue in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares. It is anticipated that the Rule 12b-1 Plan will increase the assets of each Fund and allow the Fund to achieve the benefit of economies of scale through such increased assets.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of a Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on 60 days' written notice to the Distributor; or (ii) by the Distributor on 60 days' written notice to a Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Investor Shares of each Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                                  FUND MANAGERS

OTHER ACCOUNTS MANAGED. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2005.

                                                                          For other accounts managed by Fund Manager(s)
                       Total number of other accounts managed by Fund     within each category below, number of accounts
                       Manager(s) within each category below and the      and the total assts in the accounts with respect
                       total assets in the accounts managed within each   to which the advisory fee is based on the
                       category below.                                    performance of the account
                       ------------------------------------------------   -------------------------------------------------
Fund Manager(s)           Registered      Other Pooled                       Registered      Other Pooled
jointly and               Investment       Investment                        Investment       Investment
primarily                  Companies        Vehicles      Other Accounts      Companies        Vehicles      Other Accounts
responsible for the    ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
day to day                       Total            Total            Total            Total            Total            Total
management of the      Number of Assets Number of Assets Number of Assets Number of Assets Number of Assets Number of Assets
Funds' assets          Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)
--------------------   --------- ------ --------- ------ --------- ------ --------- ------ --------- ------ --------- ------
Rodney Square
Management Corporation     6     $  120     1      $ 55     198     $102      0       $0       0       $0       0       $0

Rex P. Macey               6     $  120     1      $ 55     198     $102      0       $0       0       $0       0       $0

Adrian Cronje              6     $  120     1      $ 55     198     $102      0       $0       0       $0       0       $0

Andrew H. Hopkins          6     $  120     1      $ 55     198     $102      0       $0       0       $0       0       $0

Vincent F. Rights          6     $  120     1      $ 55     198     $102      0       $0       0       $0       0       $0

Wilmington Trust           5     $819.5    16      $2.7       0     $  0      0       $0       0       $0       0       $0
Investment Management*

Robert E. Reiser

* The sub-adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.






                                                                          For other accounts managed by Fund Manager(s)
                       Total number of other accounts managed by Fund     within each category below, number of accounts
                       Manager(s) within each category below and the      and the total assts in the accounts with respect
                       total assets in the accounts managed within each   to which the advisory fee is based on the
                       category below.                                    performance of the account
                       -------------------------------------------------  -------------------------------------------------
Fund Manager(s)           Registered      Other Pooled                       Registered      Other Pooled
jointly and               Investment       Investment                        Investment       Investment
primarily                  Companies        Vehicles      Other Accounts      Companies        Vehicles      Other Accounts
responsible for the    ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
day to day                       Total            Total            Total            Total            Total            Total
management of the      Number of Assets Number of Assets Number of Assets Number of Assets Number of Assets Number of Assets
Funds' assets          Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)  Accounts  ($mm)
-----------------      --------- ------ --------- ------ --------- ------ --------- ------ --------- ------ --------- ------
Dorsey D. Farr

Samuel Fraundorf

MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. The table below discusses potential material conflict of interests identified by RSMC and the sub-advisers, as the case may be, in connection with the management of the Funds. Additional conflicts of interest may potentially exist or arise that are not discussed below.

FUND MANAGER(s)              CONFLICTS OF INTEREST
                             ---------------------------------------------------
Rodney Square Management     RSMC does not see any conflicts of interest
Corporation                  between managing the Funds and the investments of
                             other accounts. RSMC maintains strict internal
-     Rex P. Macey           compliance policies and procedures in place to
-     Adrian Cronje          prevent conflicts. For example, RSMC does not have
-     Andrew H. Hopkins      any soft dollar arrangements with broker/dealers
-     Vincent F. Rights      in all fixed income transactions. RSMC executes
                             block trades for all accounts that share similar
                             investment objectives. To the extent that RSMC is
                             unable to fulfill 100% of an order, each account
                             would receive their pro-rata portion of the order
                             executed.

Wilmington Trust Investment  Fund managers may experience certain conflicts of
Management*                  interest in managing the Fund's investments, on
                             the one hand, and the investments of other
-     Robert E. Reiser       accounts, including other funds, on the other. For
-     Dorsey D. Farr         example, if a portfolio manager identifies a
-     Samuel Fraundorf       limited investment opportunity, such as an initial
                             public offering that may be suitable for more than
                             one Fund or other account, a Fund may not be abl
                             to take full advantage of that opportunity due to
                             an allocation of that investment across all
                             eligible funds and accounts. WTIM has policies and
                             procedures to address potential conflicts of
                             interest relating to the allocation of investment
                             opportunities. WTIM's policies and procedures
                             relating to the allocation of investment
                             opportunities address these potential conflicts by
                             limiting portfolio manager discretion and are
                             intended to result in fair and equitable
                             allocations among all products managed by that
                             portfolio manager that might be eligible for a
                             particular investment. However, there is no
                             guarantee that such procedures will detect each and
                             every situation where a conflict arises.

FUND MANAGER(S)   CONFLICTS OF INTEREST
---------------   ---------------------
                  The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the
                  Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may
                  constitute a conflict with the interest of the Fund. WTIM
                  seeks to manage such competing interests for the time and
                  attention of portfolio managers by having portfolio managers substantial resources to assist and support. Accordingly,
                  portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

                  WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds -- for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

                  WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs.
                  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

                  Fund managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager were to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance
                  Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

COMPENSATION. Following is a description of the structure of, and method used to determine the compensation received by the portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2005.

FUND MANAGER(S)           COMPENSATION DESCRIPTION
---------------           ------------------------
Rodney Square Management  RSMC's investment professionals received an annual
Corporation               base salary and performance bonus, including cash and
                          stock options, based upon their overall performance
-  Rex P. Macey           relative to their job responsibilities. In addition,
-  Adrian Cronje          they are entitled to the regular fringe benefits
-  Andrew H. Hopkins      provided to all employees. RSMC completed an annual
-  Vincent F. Rights      survey of compensation levels relative to industry
                          standards to ensure that its staff is adequately
                          compensated. Each portfolio manager has a portfolio
                          performance incentive as a part of their overall
                          compensation. Fund Managers can earn up to 25% of
                          their annual base salary if the portfolio outperforms
                          their respective benchmarks and peer groups in
                          trailing 1,2,3,4 and 5 year periods.

Wilmington Trust          Each portfolio manager is paid a salary based on their
Investment Management     job position and an annual bonus that includes four
                          measures: Performance, Teamwork, and Support of the
-  Robert E. Reiser       Business, Writing and Communications, and Skill and
-  Dorsey D. Farr         Professional Development. Performance accounts for 40%
-  Samuel Fraundorf       of a portfolio manager's bonus. Pre-tax performance is
                          measured for each of the Funds, the Balentine
                          Partnerships and the Wilmington Strategies for 1, 2,
                          and 3 year periods, and compared to index and peer
                          group returns. The bonus is a percent of the salary
                          and varies with the employee's job responsibilities.
                          For Mr. Farr and Mr. Fraundorf the maximum bonus is
                          75%. For Mr. Reiser, the maximum bonus is 100%. For
                          Messrs. Reiser, Farr and Fraundorf, 25% of their bonus
                          is determined by all investment strategies of
                          Wilmington to include the equity and fixed income
                          portfolios. All portfolio managers also participate in
                          the Wilmington retirement plans.

OWNERSHIP OF SECURITIES. As the Funds' have not yet commenced operations as of the date of this SAI, no portfolio manager beneficially owned equity securities in the Funds.

                                                   Filed pursuant to Rule 497(c)
                                                Securities Act File No. 33-84762

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Fund transactions placed by the investment adviser or sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds.

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including WTIM or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. In selecting a particular broker or dealer to effect transactions for the Funds, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

Each of the Funds offers Institutional and Investor Shares classes. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid). The net income attributable to Investor and the dividends payable on such shares will be reduced by the amount of any Rule 12b-1 distribution fees; accordingly, the NAV of the Investor Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class thereof. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Trust will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are only open on days when the Exchange and the transfer agent are open for business.

In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which a Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders quarterly.

A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, Each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, interest, net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that each Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses, or (iii) one ore more "qualified publicly traded partnerships."

To the extent each Fund qualifies for treatment as a RIC, each Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

A Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. A Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. Under present law, an individual's long-term capital gains are taxed at a stated rate of 15%. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gains dividends), to the extent of a Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITS. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days.

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

Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from qualified foreign corporations in limited instances.

Each Fund will inform shareholders within 60 days after their fiscal year end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by a Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, a Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by a Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income. Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or
(4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by a Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then a Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Portfolio. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Portfolio generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

The foregoing tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the investment adviser or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in their options, futures or ts forward currency contract strategies. Accordingly, a Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. A Fund may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a

Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. An Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

The Funds may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of a Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. A Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to a Fund's positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that a sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Funds also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser or sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Funds will not enter into an options, futures or forward currency contract transaction that exposes a Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS. Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Funds' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Funds' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The Funds may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Funds may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Funds also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the investment adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the investment adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

SWAP AGREEMENTS. The Funds may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P(R) and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch to the securities in which the Funds may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                 S&P(R) RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

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                                   APPENDIX C

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                           SPECIFIC TO WT MUTUAL FUND

                      RODNEY SQUARE MANAGEMENT CORPORATION

I.    INTRODUCTION

            On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for certain registered investment advisers regarding adoption and disclosure of proxy voting policies and the preservation and disclosure of proxy voting records.

            New Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.

            This document has been developed in accordance with the new regulatory requirements for registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to WT Mutual Fund (the "Fund"), RSMC's only advisory client.

            The Fund has adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.   PROXY VOTING DELEGATION

      A.    From the Fund to RSMC and Affiliate Investment Advisers:

            1. The Fund has numerous investment series, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment series are managed by Sub-Advisers.

            2. Due to the nature of this master-feeder structure, the voting of proxies for securities held by the Trust has been delegated by the Board to RSMC and its affiliated Investment Advisers.

      B.    From RSMC to Wilmington Trust Company:

            1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

      C.    From RSMC to Sub-Advisers for the International Fund:

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

            1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

            2. Currently, RSMC has elected to delegate voting on behalf of the International Fund to the two Sub-Advisers currently managing portions of that series.

III.  PROXY VOTING POLICIES AND PROCEDURES

      A.    General Policy Statement:

            1. Based on the premise that an issuer's Board of Directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's Board of Directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

            2. As new issues arise and trends develop, voting practices will be modified accordingly.

            3. Proxy voting for securities held by RSMC-advised series is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

            4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised series are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

            5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

      B.    Additions to and Deviations from Proxy Voting Guidelines:

            1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

            2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

      C.    Conflicts of Interest:

            1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Fund's shareholders.

            2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that

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

                  where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

            3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

            4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

      D.    Written Analysis:

            1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

            2. This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.   PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

      A.    RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

            1.    For election of directors;

            2.    For appointment of auditors;

            3.    For uncontested mergers;

            4.    For proposals to establish a staggered board;

            5. For proposals to require that directors can be removed only for cause;

            6.    For proposals to increase authorized shares;

            7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

            8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

            9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

            10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

            11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

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

            12. As management recommends on proposals to eliminate or establish preemptive rights;

            13. As management recommends on proposals to eliminate or establish cumulative voting;

            14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

            15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

            16.   Against shareholder proposals to require confidential voting;

            17. Against shareholder proposals that a majority of the Board be independent;

            18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

            19.   Against shareholder proposals to limit "golden parachutes;"

            20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

            21.   Against shareholder proposals to index options;

            22.   Against shareholder proposals to expense options; and

            23. With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

      B.    RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

            1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

            2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

            3. For shareholder proposals to exclude abstentions when tabulating votes;

            4. Against proposals to establish a new class of common stock with magnified voting power;

            5. Against proposals to eliminate shareholder action by written consent;

            6. Against proposals to require that shareholder meetings can only be called by the Board of Directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

            7. Against proposals to authorize the Board to adopt, amend, or repeal the company's by-laws without shareholder vote;

            8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

            9.    Against proposals to re-price options;

            10. With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

            11. With respect to French companies, we vote against proposals to allow the Board to issue stock in response to a takeover offer; and

            12.   With respect to mutual funds, we vote

                  a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.    PROXY VOTING RECORD-KEEPING

      A.    RSMC's Record-keeping Responsibilities under the Advisers Act:

            In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

            1. Copies of all proxy voting policies, procedures, and voting guidelines;

            2. Copies of each proxy voting statement received regarding client securities;

            3.    Records of each vote cast;

            4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

            5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

            6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for five years (the first two years in an appropriate office of RSMC).

      B.    RSMC's Record-keeping Responsibilities under the Investment Company
            Act:

            1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each series during the 12-month period ended June 30th of each year in the following format:

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

                  NAME OF THE ISSUER OF THE PORTFOLIO SECURITY
                EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)
                     CUSIP NUMBER FOR THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)
                            SHAREHOLDER MEETING DATE
                     BRIEF SUMMARY OF EACH MATTER VOTED UPON
                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER
                WHETHER RSMC VOTED A FUND'S SHARES ON THE MATTER
              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
                       WHETHER RSMC VOTED A FUND'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

            2. RSMC will also support and coordinate all reporting and disclosure requirements.

            3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.   DISCLOSURE REQUIREMENTS

      A.    Disclosure of Proxy Voting Policies, Procedures, and Records:

            1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

            2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

            3. RSMC shall also inform clients how to obtain information on how their securities were voted.

As approved and ratified by the Board of Trustees on September 28, 2004.

                                       B-6